================================================================================

                            DUANE READE HOLDING CORP.


                                       and

                     THE CONNECTICUT NATIONAL BANK, Trustee

                            ------------------------


                                    INDENTURE


                         Dated as of September 15, 1992

                            ------------------------

                                  $123,380,000

                    15% Senior Subordinated Zero Coupon Notes
                        due September 15, 2004, Series A

                                       and

                   15% Senior Subordinated Zero Coupon Notes
                        due September 15, 2004, Series B

================================================================================

                           CROSS-REFERENCE TABLE TIA

  TIA                                               Indenture
Section                                              Section
-------                                             ---------

310(a)(1).......................................    7.10
   (a)(2).......................................    7.10
   (a)(3).......................................    N.A.
   (a)(4).......................................    N.A.
   (a)(5).......................................    7.08; 7.10
   (b)..........................................    7.08; 7.10
   (c)..........................................    N.A.
311(a)..........................................    7.11
   (b)..........................................    7.11
   (c)..........................................    N.A.
312(a)..........................................    2.05
   (b)..........................................    12.03
   (c)..........................................    12.03
313(a)..........................................    7.06
   (b)(1).......................................    N.A.
   (b)(2).......................................    7.06
   (c)..........................................    7.06; 12.02
   (d)..........................................    7.06
314(a)..........................................    4.07; 4.09;
                                                    12.02
   (b)..........................................    N.A.
   (c)(1).......................................    12.04
   (c)(2).......................................    12.04
   (c)(3).......................................    N.A.
   (d)..........................................    N.A.
   (e)..........................................    12.05
   (f)..........................................    N.A
315(a)..........................................    7.01(b)
   (b)..........................................    7.05; 12.02
   (c)..........................................    7.01(a)
   (d)..........................................    7.01(c)
   (e)..........................................    6.11
316(a)(last sentence)...........................    2.09
   (a)(1)(A)....................................    6.05
   (a)(1)(B)....................................    6.04
   (a)(2).......................................    N.A.
   (b)..........................................    6.07
317(a)(1).......................................    6.08
   (a)(2).......................................    6.09
   (b)..........................................    2.04
318(a)..........................................    12.01
   (c)..........................................    12.01

----------
N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                   ARTICLE ONE

                 DEFINITIONS AND INCORPORATION BY REFERENCE

                                                                       Page
                                                                       ----

                                                                         1
Section    1.01   Definitions...................................        23
Section    1.02   IncorporatiOn by Reference of TIA.............
Section    1.03   Rules of Construction.........................        24


                                   ARTICLE TWO

                                 THE SECURITIES

Section    2.01   Form and Dating...............................        24
Section    2.02   Execution and Authentication..................        25
Section    2.03   Registrar and Paying Agent....................        26
Section    2.04   Paying Agent to Hold Assets in
                    Trust.......................................        27
Section    2.05   Securityholder Lists..........................        28
Section    2.06   Transfer and Exchange.........................        28
Section    2.07   Replacement Securities........................        30
Section    2.08   Outstanding Securities........................        31
Section    2.09   Treasury Securities...........................        31
Section    2.10   Temporary Securities..........................        32
Section    2.11   Cancellation..................................        32
Section    2.12   Defaulted Interest............................        32
Section    2.13   Home Office Payment Agreements................        33
Section    2.14   CUSIP Number..................................        33


                                  ARTICLE THREE

                                   REDEMPTION

Section    3.01   Notices to Trustee............................        33
Section    3.02   Selection of Securities To Be
                     Redeemed...................................        34
Section    3.03   Notice of Redemption..........................        34
Section    3.04   Effect of Notice of Redemption................        35
Section    3.05   Deposit of Redemption Price...................        35
Section    3.06   Securities Redeemed in Part...................        36
Section    3.07   Offer To Purchase by Application
                    of Net Cash Proceeds........................        36

                                                                       Page
                                                                       ----

                                  ARTICLE FOUR

                                    COVENANTS

Section    4.01   Payment of Securities.........................        38
Section    4.02   Maintenance of Office or Agency...............        39
Section    4.03   Limitation on Dividends, Stock
                    Purchases and Certain Investments,
                    Loans and Advances..........................        39
Section    4.04   Corporate Existence...........................        42
Section    4.05   Payment of Taxes and Other Claims.............        43
Section    4.06   Maintenance of Properties and
                     Insurance..................................        43
Section    4.07   Compliance Certificate; Notice of
                     Default....................................        44
Section    4.08   Compliance with Laws..........................        45
Section    4.09   SEC Reports and Other Information.............        45
Section    4.10   Waiver of Stay, Extension or Usury
                     Laws.......................................        47
Section    4.11   Limitation on Transactions with
                     Affiliates.................................        48
Section    4.12   Limitation on Indebtedness....................        49
Section    4.13   Limitation on Dividends and Other
                     Payment Restrictions Affecting
                     Subsidiaries...............................        50
Section    4.14   Limitation on Liens...........................        51
Section    4.15   Change of Control.............................        51
Section    4.16   Limitation on Asset Sales.....................        53
Section    4.17   Conduct of Business...........................        54
Section    4.18   Unrestricted Subsidiaries.....................        54
Section    4.19   Limitation on Guarantees by
                    Affiliates..................................        55
Section    4.20   Restrictions on Sale of Stock of
                    Subsidiaries................................        55


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section    5.01   When Company May Merge, Etc...................        56
Section    5.02   Successor Corporation Substituted.............        57

                                                                       Page
                                                                       ----

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

Section    6.01   Events of Default.............................        58
Section    6.02   Acceleration..................................        60
Section    6.03   Other Remedies................................        61
Section    6.04   Waiver of Past Defaults.......................        61
Section    6.05   Control by Majority...........................        62
Section    6.06   Limitation on Suits...........................        62
Section    6.07   Rights of Holders to Receive
                    Payment.....................................        63
Section    6.08   Collection Suit by Trustee....................        63
Section    6.09   Trustee May File Proofs of Claim..............        63
Section    6.10   Priorities....................................        64
Section    6.11   Undertaking for Costs.........................        64


                                  ARTICLE SEVEN

                                     TRUSTEE

Section    7.01   Duties of Trustee.............................        65
Section    7.02   Rights of Trustee.............................        66
Section    7.03   Individual Rights of Trustee..................        67
Section    7.04   Trustee's Disclaimer..........................        67
Section    7.05   Notice of Default.............................        68
Section    7.06   Reports by Trustee to Holders.................        68
Section    7.07   CompensatiOn and Indemnity....................        68
Section    7.08   Replacement of Trustee........................        69
Section    7.09   Successor Trustee by Merger, Etc..............        71
Section    7.10   E1igibility Disqualification.................         71
Section    7.11   Preferential Collection of Claims
                    Against Company..............................       71


                                  ARTICLE EIGHT

                   SATISFACTION AND DISCHARGE OF INDENTURE

Section    8.01   Satisfaction, Discharge of the
                    Indenture and Defeasance of the
                    Securities..................................        72
Section    8.02   Termination of Obligations upon
                    Cancellation of the Securities..............        74
Section    8.03   Survival of Certain Obligations...............        74

                                                                       Page
                                                                       ----

Section    8.04   Acknowledgment of Discharge by
                    Trustee.....................................        74
Section    8.05   Application of Trust Assets...................        75
Section    8.06   Repayment to the Company......................        75
Section    8.07   Reinstatement.................................        75


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section    9.01   Without Consent of Holders....................        76
Section    9.02   With Consent of Holders.......................        77
Section    9.03   Compliance with TIA...........................        78
Section    9.04   Revocation and Effect of Consents.............        78
Section    9.05   Notation on or Exchange of
                    Securities..................................        79
Section    9.06   Trustee To Sign Amendments, Etc...............        79


                                   ARTICLE TEN

                           MEETINGS OF SECURITYHOLDERS

Section   10.01   Purposes for Which Meetings May Be
                    Called.....................................         80
Section   10.02   Manner of Calling Meetings....................        80
Section   10.03   Call of Meetings by Company or
                    Holders....................................         81
Sect ion  10.04   Who May Attend and Vote at
                    Meetings...................................         81
Section   10.05   Regulations May Be Made by Trustee;
                    Conduct of the Meeting;
                    Voting Rights; Adjournment.................         82
Section   10.06   Voting at the Meeting and Record
                    To Be Kept.................................         83
Section   10.07   Exercise of Rights of Trustee or
                    Securityholders May Not Be Hindered
                    or Delayed by Call of
                    Meeting....................................         83

                                                                       Page
                                                                       ----

                                 ARTICLE ELEVEN

                                  SUBORDINATION

Section   11.01   Securities Subordinated to Senior
                    Indebtedness...............................         84
Section   11.02   No Payment on Securities in Certain
                    Circumstances..............................         84
Section   11.03   Securities Subordinated to Prior Payment
                    of All Senior Indebtedness on
                    Dissolution, Liquidation or
                    Reorganization of the Company..............         86
Section   11.04   Securityholders To Be Subrogated to
                    Rights of Holders of Senior
                    Indebtedness...............................         87
Section   11.05   Obligations of the Company
                    Unconditional..............................         87
Section   11.06   Trustee Entitled to Assume Payments
                    Not Prohibited in Absence of Notice........         88
Section   11.07   Application by Trustee of Assets
                    Deposited with It..........................         88
Section   11.08   Subordination Rights Not Impaired by
                    Acts or Omissions of Company or
                    Holders of Senior Indebtedness.............         89
Section   11.09   Securityholders Authorize Trustee To
                    Effectuate Subordination of
                    Securities.................................         89
Section   11.10   Right of Trustee to Hold Senior
                    Indebtedness...............................         90
Section   11.11   Article Eleven Not To Prevent Events
                    of Default.................................         90


                                 ARTICLE TWELVE

                                  MISCELLANEOUS
Section   12.01   TIA Controls..................................        90
Section   12.02   Notices.......................................        90
Section   12.03   Communications by Holders with Other
                    Holders....................................         92
Section   12.04   Certificate and Opinion as to Conditions
                    Precedent..................................         92
Section   12.05   Statements Required in Certificate or
                    Opinion....................................         92

                                                                       Page
                                                                       ----

Section   12.06   Rules by Trustee, Paying Agent,
                    Registrar..................................         93
Section   12.07   Legal Holidays................................        93
Section   12.08   Governing Law.................................        93
Section   12.09   No Adverse Interpretation of Other
                    Agreements.................................         93
Section   12.10   No Recourse Against Others....................        94
Section   12.11   Holding Company Indebtedness..................        94
Section   12.12   Successors....................................        94
Section   12.13   Duplicate Originals...........................        94
Section   12.14   Severability..................................        94

Signatures......................................................        95

Exhibit A   - Form of Series A Note.............................        A-1

Exhibit B   - Form of Series B Note.............................        B-1

Exhibit C   - Form of Legend for Book-Entry Securities..........        C-1

Exhibit D   - Form of Transferee Certificate....................        D-l

Exhibit E   - Accreted Value Per $1,000 Face Amount.............        E-1

Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

            INDENTURE, dated as of September 15, 1992, between Duane Reade Holding Corp., a Delaware corporation (the "Company"), and The Connecticut National Bank, as Trustee (the "Trustee").

            Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 15% Senior Subordinated Zero Coupon Notes due September 15, 2004, Series A, and 15% Senior Subordinated Zero Coupon Notes due September 15, 2004, Series B:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Definitions.

            "Accreted Value" means, at any date, with respect to the Securities, the sum of (i) the Payment Amount of such Securities and (ii) that portion of the original issue discount (the excess of the face amount over the Payment Amount) which has been amortized at such time on the effective interest method of accounting, using semi-annual compounding of interest on March 15 and September 15 of each year, from the Issue Date of such Securities through the date as of which the Accreted Value is being determined. That portion of the original issue discount amortized during any period or portion thereof, other than a semi-annual period ending on March 15 or September 15, shall be determined in proportion to the number of days elapsed in such period or portion thereof, based upon a semi-annual period of six 30-day months.

            "Acquired Indebtedness" means Indebtedness of a person or any of its Subsidiaries existing at the time such person becomes a Subsidiary of the Company or assumed in connection with the acquisition of assets from such person and not incurred by such person in connection with, or in anticipation or contemplation of, such person becoming a Subsidiary of the Company or such acquisition.

            "Acquisition" means the Company's acquisition of Duane Reade through
(i) the acquisition of 100% of the outstanding capital stock of Daboco, one of the partners of Duane Reade, and (ii) the redemption of the partnership interests in Duane Reade owned by Dajaco Inc. and DLR Inc.

            "Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Section 4.11, the term "Affiliate" shall include any person who, as a result of any transaction described in Section 4.11, would become an Affiliate. Notwithstanding the foregoing, the term "Affiliate," with respect to the Company and its Affiliates, shall not include BT Securities Corporation or any of its Affiliates.

            "Affiliate Transaction" has the meaning provided in Section 4.11.

            "Agent" means any Registrar, Paying Agent or co-Registrar.

            "Applicable Premium" means, with respect to a Security, the greater of (i) 7.5% of the then outstanding Accreted Value or principal amount, as the case may be, of a Security and (ii) the excess of (A) the present value of the amount due on such Security as if such Security was redeemed on September 15, 1997, discounted back from September 15, 1997 to the Redemption Date computed using a discount rate equal to the Treasury Rate plus the Applicable Spread, over (B) the then outstanding Accreted Value of such Security.

            "Applicable Spread" means 100 basis points.

            "Asset Acquisition" means (i) an Investment by the Company or any Subsidiary of the Company in any other person pursuant to which such person shall become a Subsidiary of the Company or any Subsidiary of the Company or shall be merged with the Company or any Subsidiary of the Company or (ii) the acquisition by the Company or any Subsidiary of the Company of the assets of any person which constitute all or substantially all of the assets of such person or any division or line of business of such person.

            "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease, assignment or other transfer for value by the
                 Company or any of its Subsidiaries (including any Sale/leaseback) to any person other than the Company or a wholly-owned Subsidiary of the Company, in one transaction or a series of related transactions, of (i) any Capital Stock of any Subsidiary of the Company; (ii) all or substantially all of the properties and assets of any division or line of business of the Company or any Subsidiary of the Company; or (iii) any other properties or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business; provided that clause (iii) shall not apply to an Asset Sale as such term is used in the definition of "Consolidated Fixed Charge Coverage Ratio." For the purposes of this definition, the term "Asset Sale" shall not include any Capital Stock of the Company or sale, issuance, conveyance, transfer, lease or other disposition of properties or assets that is governed by the provisions of Article Five.

            "Asset Swap" shall mean any transaction, or series of related transactions (whether by purchase or sale of assets or securities), whereby assets of the Company or any of its Subsidiaries are exchanged by the Company or any of such Subsidiaries for Productive Assets owned by a person other than the Company or any of its Subsidiaries or any Affiliates thereof. If a transaction otherwise constitutes an Asset Swap but also includes the receipt of Net Cash Proceeds, such transaction shall be treated as a disposition of assets to the extent of such Net Cash Proceeds for purposes of Section 4.16.

            "Bain Capital" means, collectively, Bain Venture Capital, a California limited partnership, BCIP Associates, BCIP Trust Associates, L.P., Tyler Capital Fund, L.P., Tyler Massachusetts, L.P., and Tyler International, L.P.-II, and the partners (as of the date of determination) of each of the foregoing.

            "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

            "Board of Directors" means, with respect to any person, the Board of Directors of such person or any committee of the Board of Directors of such person duly authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

            "Board Resolution" means, with respect to any person, a duly adopted resolution of the Board of Directors or other equivalent governing body of such person.

            "Book-Entry Security" means a Security represented by a Global Security and registered in the name of the nominee of the Depository.

            "Business Day" means a day that is not a Legal Holiday.

            "Capital Lease," as applied to any person, means any lease of any property (whether real, personal or mixed) by that person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that person.

            "Capital Stock" means (i) with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such person and (ii) with respect to Duane Reade or any other person formed other than as a corporation, any and all partnership or other equity interests of Duane Reade or such other person.

            "Capitalized Lease Obligation" means, as to any person, the obligations of such person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this Indenture, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

            "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state
thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

            "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, Duane Reade or Daboco to any person or group of related persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof (whether or not otherwise in compliance with the provisions of the Indenture); (ii) the approval by the holders of Capital Stock of the Company or Duane Reade or Daboco of any plan or proposal for the liquidation or dissolution of the Company or Duane Reade or Daboco (whether or not otherwise in compliance with the provisions of the Indenture);
(iii) the acquisition in one or more transactions of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person, entity or Group (other than Bain Capital), in either case, of any securities of the Company, Duane Reade or Daboco such that, as a result of such acquisition, such person, entity or Group either (A) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, at least 30% of the Company's, Duane Reade's or Daboco's then outstanding voting securities entitled to vote on a regular basis in an election for a majority of the Board of Directors or other equivalent governing body thereof, unless at all times that such person, entity, or Group so owns at least 30% of such voting securities Bain Capital beneficially owns, directly or indirectly, at least 50% of the voting securities of the entity (i.e., either the Company, Duane Reade or Daboco) in which such person, entity or Group holds such 30% or more voting interest or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Company's, Duane Reade's or Daboco's Board of Directors or other equivalent governing body; (iv) Bain Capital sells, transfers, or otherwise disposes of more than 50% of the economic interest in the Company, Duane Reade or Daboco held by Bain Capital on the Issue Date;
            provided that, for purposes of this clause (iv), if Bain

Capital transfers any Capital Stock of the Company, Duane Reade or Daboco to management of the Company, Duane Reade or Daboco subsequent to the Issue Date, then the economic interest deemed to be held by Bain Capital as of the Issue Date shall be reduced by the economic interest of such Capital Stock so transferred; or (v) the failure of Holdings to (a) own, directly or indirectly, more than 50% of the voting securities of Duane Reade or (b) have the ability to elect, directly or indirectly, a majority of the members of Duane Reade's Board of Directors or other equivalent governing body.

            "Change of Control Date" has the meaning provided in Section 4.15.

            "Change of Control Offer" has the meaning provided in Section 4.15.

            "Change of Control Payment Date" has the meaning provided in Section 4.15.

            "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

            "Consolidated EBITDA" means, with respect to any person, for any period, the sum (without duplication) of (i) Consolidated Net Income, (ii) to the extent Consolidated Net Income has been reduced thereby, all income taxes of such person and its Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses), Consolidated Interest Expense, amortization expense and depreciation expense and (iii) other non-cash items other than non-cash interest reducing Consolidated Net Income less other non-cash items increasing Consolidated Net Income, all as determined on a consolidated basis for such person and its Subsidiaries in conformity with GAAP (it being understood that, for purposes of calculating Consolidated EBITDA notwithstanding GAAP, rent expense shall only reduce Consolidated Net Income to the extent that such rent is actually paid and no effect shall be given to rent deferrals or any reversals thereof).

            "Consolidated Fixed Charge Coverage Ratio" means, with respect to any person, the ratio of Consolidated EBITDA of such person during the four full fiscal quarters (the "Four Quarter Period") ending on or prior to the date of the transaction giving rise to the need to calculate the Consolidated

Fixed Charge Coverage Ratio (the "Transaction Date") to Consolidated Fixed Charges of such person for the Four Quarter Period. For purposes of this definition, prior to the date on which four full fiscal quarters have elapsed subsequent to the Issue Date and financial statements with respect thereto are available, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated, in the case of the Company, after giving effect to the Acquisition on a pro forma basis as if it occurred on the first day of the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to (i) the incurrence or repayment of any Indebtedness of such person or any of its Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof) at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such person or one of its Subsidiaries (including any person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA associated with such Asset Acquisition) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness or Acquired Indebtedness) occurred on the first day of the Four Quarter Period. If such person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such person or any Subsidiary of such person had directly incurred or otherwise assumed such guaranteed Indebtedness. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (1) interest on Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such
                                Indebtedness in
effect on the Transaction Date; (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period; (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements; and (4) the permanent retirement of any Indebtedness during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date shall be given effect as if it occurred at the beginning of such Four Quarter Period. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining both the denominator and the numerator of this "Consolidated Fixed Charge Coverage Ratio," interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by Interest Rate Cap Agreements, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

            "Consolidated Fixed Charges" means, with respect to any person for any period, the sum, without duplication, of (i) Consolidated Interest Expense (before amortization or write-off of debt issuance costs and before amortization of any original issue discount associated with the issuance of Common Stock to the Purchasers in connection with the initial issuance of the Series A Notes) and (ii) the product of (x) the amount of all dividend payments on any series of preferred stock of such person (except dividends for such period which are accrued but unpaid) times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such person, expressed as a decimal.

            "Consolidated Interest Expense" means, with respect to any person for any period, the aggregate of all cash and non-cash interest expense (net of interest income) with respect to all outstanding Indebtedness of such person and its Subsidiaries, including the net costs associated with Interest Swap Obligations, for such period determined on a consolidated basis in conformity with GAAP.

            "Consolidated Net Income" means, with respect to any person for any period, the net income (or loss) of such person and its Subsidiaries, on a consolidated basis for such period determined in conformity with GAAP; provided that the net income of any person, in which such person or any Subsidiary of such person has an ownership interest shall be included only to the extent of the lesser of (y) such income that has actually been received by such person or its Subsidiaries in the form of dividends or other distributions during such period or (z) the net income of such person (which in no event shall be less than zero); provided, further, that there shall be excluded (i) the income (or deficit) of any person (acquired in a pooling of interests transaction) accrued prior to the date it becomes a Subsidiary of such person or is merged into or consolidated with such person or any Subsidiary, and (ii) any extraordinary, unusual or nonrecurring gains or losses (and related tax effects) in accordance with GAAP; provided, further, that notwithstanding the requirements of GAAP, in calculating Consolidated Net Income the amortization of non-compete payments relating to the Non-Compete Agreements shall be based upon a 25-year amortization schedule and the amortization of debt issuance costs shall be over the scheduled life of the debt (without regard to any early retirement) giving rise to such debt issuance costs.

            "Consolidated Net Worth" means, with respect to any person as at any date of determination, the total of the amounts shown on the consolidated balance sheet of such person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP as (i) the par or stated value of all outstanding Capital Stock of such person plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Capital Stock.

            "Credit Agreement" means the Credit Agreement dated as of September 24, 1992, among Duane Reade, Daboco, Duane Reade Inc., the Lenders and Bankers Trust Company, as Agent, or any successor agreement (whether or not Daboco and Duane Reade Inc. are also parties thereto), together with the documents related thereto, including, without limitation, any security agreements, pledge agreements, mortgages and guaranties, in each case as such agreements may be amended, restated, supplemented or otherwise modified from time to time and includes any agreement renewing, extending the maturity of, refinancing
             (including by way of placement or issuance of notes or

Permitted Preferred Stock) or restructuring (including the inclusion of additional borrowers and/or the exclusion of Daboco and/or Duane Reade Inc. as guarantors) all or any portion of the Indebtedness under such agreements.

            "Credit Agreement Reinvestment Notice" means a notice of election to reinvest Net Cash Proceeds of an Asset Sale given by Duane Reade pursuant to the terms of the Credit Agreement; provided, however, that for purposes of this Indenture only $500,000 of Net Cash Proceeds received in any fiscal year shall be subject to such a notice.

            "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

            "Daboco" means Daboco, Inc., a New York corporation, which at the Issue Date will be the owner of a 99% partnership interest in Duane Reade and which is a wholly-owned Subsidiary of the Company.

            "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice or both, become an Event of Default.

            "Depository" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company or another person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

            "Disqualified Capital Stock" means any class of Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date.

            "Duane Reade" means Duane Reade, a New York general partnership, which at the Issue Date will be 99% owned by Daboco and 1% owned by Duane Reade Inc.

            "Duane Reade Inc." means Duane Reade Inc., a Delaware corporation, which at the Issue Date will be the owner of a 1% partnership interest in Duane
            Reade and which is a wholly-owned Subsidiary of Daboco.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Event of Default" has the meaning provided in Section 6.01.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

            "Exchange Offer" means the registration by the Company under the Securities Act of all the Series B Notes pursuant to a registration statement under which the Company offers each Holder of Series A Notes the opportunity to exchange all Series A Notes held by such Holder for Series B Notes in an aggregate Accreted Value or principal amount, as the case may be, equal to the aggregate Accreted Value or principal amount, as the case may be, of Series A Notes held by such Holder, all in accordance with the terms and conditions of the Registration Rights Agreement.

            "Final Accretion Date" means September 15, 1999.

            "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the date of this Indenture. If the Company has changed one or more of the accounting principles used in the preparation of its financial statements, then a Default or an Event of Default relating to financial ratios or amounts, calculated under the new accounting principles, shall not be considered a Default or an Event of Default if the required ratio or amount would have been complied with had the Company continued to use those generally accepted accounting principles employed as of the date of this Indenture.

            "Global Security" means a Security evidencing all or a part of the Securities to be issued as Book-Entry Securities, issued to the Depository in accordance with Section 2.02 and bearing the legend prescribed in Exhibit C.

            "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

            "Indebtedness" means with respect to any person, without duplication, (i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments,

(iii) all Capitalized Lease Obligations of such person, (iv) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding deferred rent expense), all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and accrued expenses arising in the ordinary course of business), (v) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction entered into in the ordinary course of business, (vi) all obligations of any other person of the type referred to in clauses (i) through
(v) which are secured by any Lien on any property or asset of such first person and the amount of such obligation shall be the lesser of the value of such property or asset or the amount of the obligation so secured, (vii) all guarantees of Indebtedness by such person, (viii) Disqualified Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (ix) all obligations under Interest Swap Obligations of such person and (x) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (ix) above. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the Company.

            "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

            "Independent Financial Advisor" means a nationally recognized reputable accounting, appraisal or investment banking firm that is, in the reasonable judgment of the Board of Directors of the Company, qualified to perform the task for which such firm has been engaged hereunder and disinterested and independent with respect to the Company and its Affiliates.

            "Initial Public Offering" means an underwritten public offering of common stock of the Company at a time when the Company has not previously issued or sold any equity securities
pursuant to a registration statement filed pursuant to the Securities Act.

            "Initial Public Offering Consummation Date" means the first date on which the Company receives any proceeds from an Initial Public Offering.

            "Interest Payment Date" means the stated maturity of an installment of interest on the Securities.

            "Interest Rate Cap Agreement" means any agreement pursuant to which any person purchases a cap on the applicable rate of interest on specified Indebtedness.

            "Interest Swap Obligations" means the obligations of any person, pursuant to any arrangement with any other person, whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other person calculated by applying a fixed or a floating rate of interest on the same notional amount.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

            "Investment" as applied to any person, means any direct or indirect purchase or other acquisition by that person of, or of a beneficial interest in, stock or other securities of any other person or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, loans to management for purchases of common equity of the Company, drawing accounts and deposits in connection with rental property and similar expenditures made and credit extended in the ordinary course of business) or capital contribution by that person to any other person (other than the Company), including all indebtedness and accounts receivable from that other person that are not current assets or did not arise in the ordinary course of business. The amount of any Investment shall be the fair market value of such Investment, as determined in good faith by the Board of Directors of the Company at the time such Investment is made.

            "Issue Date" means the date of first issuance of the Securities under this Indenture.

            "Legal Holiday" has the meaning provided in Section 12.07.

            "Lenders" means the lending institutions listed on the signature pages of the Credit Agreement, together with any lending institutions that may become a party to the Credit Agreement as therein provided.

            "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

            "Maturity Date" means September 15, 2004.

            "Net Cash Proceeds" means, (i) with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents received by the Company or any of its Subsidiaries from such Asset Sale net of (a) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable ((1) including, without limitation, income taxes reasonably estimated to be actually payable as a result of any disposition of property within two years of the date of disposition and (2) after taking into account any reduction in tax liability due to available tax credits or deductions and any tax sharing arrangements), and
(c) repayment of Indebtedness (other than the Securities or any Indebtedness that is expressly subordinate in right of payment to the Securities) that is required to be repaid in connection with such Asset Sale or (ii) with respect to the sale of Capital Stock by any person, the aggregate net proceeds received by such person after payment of expenses, commissions and other similar charges incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof, as determined in good faith by the Board of Directors or other equivalent governing body of such person, at the time of receipt, whose determination shall be evidenced by a Board Resolution).

         "Net Proceeds Offer" has the meaning provided in Section 3.07.

            "Net Proceeds Offer Trigger Date" means, with respect to an Asset Sale, (i) the date which is 180 days after the date of receipt of the Net Cash Proceeds from the applicable Asset Sale, or (ii) in the case of an Asset Sale for which a Credit Agreement Reinvestment Notice is given, 390 days.

            Non-Compete Agreements" means the non-compete agreements with each stockholder of Daboco, Dajaco, Inc., and DLR Inc. entered into in connection with the Acquisition and the non-compete agreements with Eli D. Cohen, Jack D. Cohen and Abraham D. Cohen in those certain employment and consulting agreements entered into in connection with the Acquisition.

            "Officer" means, with respect to any person, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, or the Secretary of such person.

            "Officers' Certificate" means, with respect to any person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such person and otherwise complying with the requirements of Sections 12.04 and 12.05.

            "Operating Lease" means, as applied to any person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that person is the lessor.

            "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee complying with the requirements of Sections 12.04 and 12.05. Unless otherwise required by the TIA, the legal counsel may be an employee of or counsel to the Company or the Trustee.

            "Paying Agent" shall have the meaning provided in Section 2.03, except that, for the purposes of Articles Three and Eight and Sections 4.15 and 4.16, the Paying Agent shall not be the Company or a Subsidiary of the Company.

            "Payment Amount" means, with respect to any Security, $364.73 per $1,000 face amount of such Security.

            "Permitted Accreted Amount" means, at any date, with respect to any Indebtedness, the proceeds of which are used to refinance Indebtedness outstanding under the Credit Agreement,
that portion of the original issue discount (i.e., the excess of the face amount over the price paid therefor) which has been amortized at such time on the effective interest method of accounting, using semi-annual compounding of interest from the date of issuance of the relevant indebtedness through the date as of which the Permitted Accreted Amount is being determined.

            "Permitted Indebtedness" means (i) any Indebtedness under the Term Loan Facility and all guarantees thereof in an aggregate amount not to exceed $90 million less any permanent reductions thereof, (ii) any Indebtedness in respect of the Working Capital Facility and all guarantees thereof in an aggregate amount not to exceed $10 million less any permanent reductions in availability thereunder, (iii) the Senior Notes and all guarantees thereof, (iv) the Securities, (v) purchase money Indebtedness and any Indebtedness incurred for Capitalized Lease Obligations not to exceed $10 million in the aggregate,
(vi) Interest Swap Obligations designed to protect Duane Reade against fluctuations in interest rates on borrowings under the Credit Agreement and other Interest Swap Obligations covering other Indebtedness of the Company or any Subsidiary of the Company which bears interest at fluctuating interest rates to the extent the notional principal amount of such Interest Swap Obligation does not exceed the principal amount of the Indebtedness to which such Interest Swap Obligation relates, (vii) additional Indebtedness not to exceed $25 million, (viii) Indebtedness owed by the Company or any of its wholly owned Subsidiaries to any of the Company's wholly owned Subsidiaries, (ix) any renewals, extensions, substitutions, refundings, refinancings or replacements of any Indebtedness described in the preceding clauses (i), (ii), (iii) and (iv) above, so long as such renewal, extension, substitution, refunding, refinancing or replacement does not result in an increase in the aggregate principal amount of the outstanding Indebtedness represented thereby, (x) any guarantees of the foregoing, (xi) any notes issued by the Company to management of the Company and its Subsidiaries in connection with the repurchase of Capital Stock of the Company so long as such notes are subordinated in right of payment to the Securities, (xii) trade accounts payable to the extent they constitute Indebtedness, and (xiii) additional Indebtedness in the form of Permitted Accreted Amount and/or Permitted PIK Interest in an aggregate amount not to exceed $9,000,000 less the aggregate liquidation preference of any Permitted PIK
                    Preferred Stock at any time outstanding.

            "Permitted Investment" means (i) cash and Cash Equivalents, (ii) any Investment by the Company or any of its Subsidiaries in the Company or any wholly owned Subsidiary of the Company, (iii) the incurrence of Permitted Indebtedness and (iv) any Investment made by Duane Reade or Daboco or any wholly owned Subsidiary of Duane Reade or Daboco (other than in an Unrestricted Subsidiary) not to exceed $1,000,000 in the aggregate at any one time outstanding.

            "Permitted Liens" means (i) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens or bankers' Liens incurred in the ordinary course of business for sums which are not yet due or are being contested in good faith and for which adequate provision has been made, (ii) Liens for taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings, if adequate reserve, as may be required by generally accepted accounting principles then in effect, shall have been made therefor, (iii) any interest or title of a lessor under any lease of a Subsidiary of the Company, including Liens arising from UCC financing statements regarding leases, (iv) Liens securing Indebtedness of the Company permitted pursuant to Section 4.12 to the extent the Securities are secured by such Lien (the relative priorities of such Liens to correspond to the relative rankings of such Indebtedness as compared to the Securities), (v) Liens on assets of Subsidiaries of the Company permitted pursuant to the Credit Agreement and (vi) Liens permitted pursuant to the indenture governing the Senior Notes as in effect on the Issue Date.

            "Permitted PIK Interest" means the aggregate principal amount of all debt securities issued as interest (whether in lieu of cash or otherwise) on Indebtedness, all of the proceeds of which are used to repay permanently Indebtedness outstanding under the Credit Agreement.

            "Permitted PIK Preferred Stock" means Preferred Stock issued as dividends (whether in lieu of cash dividends or otherwise) on Permitted Preferred Stock. For purposes of Section 4.20(a), dividends that accrue on Permitted Preferred Stock but remain unpaid on and after the date such dividends are otherwise payable shall be deemed to have been paid through the issuance of Preferred Stock.

            "Permitted Preferred Stock" means Preferred Stock issued by any Subsidiary of the Company to any non-affiliate of either Duane Reade or the
                       Company (i) all of the proceeds of
which are used td repay permanently Indebtedness outstanding under the Credit Agreement, (ii) having a liquidation preference not in excess of the cash proceeds received in exchange therefor plus accrued but unpaid dividends, (iii) which pays a fixed or floating dividend and (iv) which may be entitled to pay contingent dividends based upon the Company's future performance such that, after giving effect to the payment of any such contingent dividends through the inclusion of such dividends in the computation of Consolidated Fixed Charges, the Company shall be in compliance with Section 4.12(b).

            "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "Plan of Liquidation" means, with respect to any person, a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such person otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such person to holders of Capital Stock of such person.

            "Preferred Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of such person's preferred or preference stock or partnership interests, whether outstanding on the date hereof or issued after the date of this Indenture, and including, without limitation, all classes and series of preferred or preference stock or partnership interests of such person.

            "principal" of any Indebtedness (including the Securities) means the principal of such Indebtedness plus the premium, if any, on such Indebtedness.

            "Proceeds Purchase Date" shall have the meaning provided in Section 3.07.

            "Productive Assets" means assets (including Capital Stock) of a kind used or useable in the business of the Company and its Subsidiaries as it is conducted in accordance with Section 4.17.

            "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article 11 of Regulation S-X under the Securities Act as interpreted by the Company's Board of Directors in consultation with its independent certified public accountants.

            "Purchase Agreement" means the Purchase Agreement between the Company and the Purchasers, dated as of September 25, 1992, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, providing for the purchase of the Securities.

            "Purchasers" means the Purchasers named on the execution pages attached to the Purchase Agreement.

            "Qualified Capital Stock" means, with respect to any person, any Capital Stock of such person that is not Disqualified Capital Stock.

            "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

            "Record Date" means the Record Dates specified in the Securities; provided that if any such date is a Legal Holiday, the Record Date shall be the first day immediately preceding such specified day that is not a Legal Holiday.

            "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Securities.

            "Redemption Price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture and the Securities.

            "Registrar" has the meaning provided in Section 2.03.

            "Registration Rights Agreement" means the Registration Rights Agreement between the Company and the Purchasers, dated as of September 25, 1992, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Representative" means the indenture trustee or other trustee, agent or representative of any Senior Indebtedness.

            "Restricted Payment" has the meaning provided in Section 4.03.

            "Restricted Security" has the meaning provided in the Purchase Agreement.

            "Sale/leaseback" means any lease, whether an Operating Lease or a Capital Lease, whereby the Company or any of its Subsidiaries, directly or indirectly, becomes or remains liable as lessee or as guarantor or other surety, of any property (whether real or personal or mixed) whether now owned or hereafter acquired, (i) that the Company or any of its Subsidiaries, as the case may be, has sold or transferred or is to sell or transfer to any other person (other than the Company), or (ii) that the Company or any of its Subsidiaries, as the case may be, intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by the Company or any such Subsidiary to any person (other than the Company) in connection with such lease.

            "SEC" means the Securities and Exchange Commission.

            "Securities" means the Series A Notes and the Series B Notes.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "Senior Indebtedness" means any guarantee by the Company of the principal of and interest on (i) any Indebtedness of any Subsidiary of the Company under the Credit Agreement, (ii) the Senior Notes or any refinancing, refunding, replacement or extension thereof, and (iii) any Indebtedness described under clause (vii) of the definition of the term "Permitted Indebtedness" hereunder, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular guarantee, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such guarantee shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall not include that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture.

            "Senior Notes" means the $90,000,000 aggregate principal amount of Duane Reade's 12% Senior Notes due September 15, 2002, Series A or Series B, as the case may be, issued pursuant to an Indenture dated as of September 15, 1992 among Duane Reade and Daboco and Duane Reade Inc., as Guarantors, and The Connecticut National Bank, as Trustee, which Senior Notes are guaranteed by Daboco and Duane Reade Inc., as amended or supplemented from time to time in accordance with the terms thereof.

            "Series A Notes" means the Company's 15% Senior Subordinated Zero Coupon Notes due September 15, 2004, Series A, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

            "Series B Notes" means the Company's 15% Senior Subordinated Zero Coupon Notes due September 15, 2004, Series B, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

            "Significant Subsidiary" means any Subsidiary of the Company that satisfies the criteria for a "significant subsidiary" set forth in Rule 1.02(v) of Regulation S-X under the Securities Act, but shall not include any Unrestricted Subsidiary.

            "Subsidiary" of any person means (i) any corporation of which the outstanding capital stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such person or (ii) any other person of which at least a majority of the voting interest under ordinary circumstances is at the time owned, directly or indirectly, by such person. Unrestricted Subsidiaries shall not be included in the definition of Subsidiaries for any purpose of the Indenture.

            "Term Loan Facility" means the term loan facilities (or any similar facilities) under the Credit Agreement.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. SS 77aaa-77bbbb), as amended, as in effect on the date of the execution of this Indenture until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA, except as otherwise provided in Section 9.03.

            "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities maturing closest to September 15, 1997 (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the date fixed for prepayment or redemption (or, if such Statistical Release is no longer published, any publicly available source of similar market data)).

            "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

            "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

            "Unrestricted Subsidiary" means a newly-formed or newly-acquired entity that would, but for the last sentence of the definition of the term "Subsidiary" herein, be a Subsidiary of the Company (a) no portion of the Indebtedness or any other obligation (contingent or otherwise) of which (i) is guaranteed by the Company or any Subsidiary of the Company, (ii) is recourse to or obligates the Company or any Subsidiary of the Company in any way or (iii) subjects any property or asset of the Company or any Subsidiary of the Company, directly or indirectly, contingently or otherwise, to satisfaction thereof, (b) with which the Company or any Subsidiary of the Company has no contract, agreement, arrangement, understanding or is subject to an obligation of any kind, whether written or oral, other than a transaction on terms no less favorable to the Company or any Subsidiary of the Company than those which might be obtained at the time from persons who are not Affiliates of the Company, (c) with which neither the Company nor any Subsidiary of the Company has any obligation (other than as required by the terms of this Indenture) (i) to subscribe for additional shares of Capital Stock, or other equity interest therein, or (ii) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results, (d) which has been designated at the time of its formation or acquisition in a Board Resolution of the Company as an Unrestricted Subsidiary, (e) having no Indebtedness outstanding at any time, the breach or violation of the terms of which causes or would cause a default under, or gives or would give the holders of any Indebtedness of the Company or any Subsidiary of the Company the right to accelerate, any

Indebtedness of the Company or any Subsidiary of the Company, and (f) any Subsidiary of an entity that satisfies the criteria described in the foregoing clauses (a) through (e).

            "U.S. Government Obligations" has the meaning provided in Section 8.01.

            "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            "wholly owned Subsidiary" means any Subsidiary all of the shares of Capital Stock of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

            "Working Capital Facility" means (i) the revolving credit facility (or any similar facility) available under the Credit Agreement including any related letters of credit or (ii) any other credit facility secured by accounts receivable and/or inventory and proceeds thereof.

SECTION 1.02. Incorporation by Reference of TIA.

            Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a Holder or a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company or any other obligor on the Securities.

            All other TIA terms used in this Indenture that are defined by the
                TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03. Rules of Construction.

            Unless the context otherwise requires:

            (1) a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and words in the plural include the singular;

            (5) provisions apply to successive events and transactions; and

            (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            All references herein to "Accreted Value or principal amount, as the case may be," shall mean Accreted Value prior to the Final Accretion Date and principal amount thereafter.


                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01. Form and Dating.

            The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A or Exhibit B hereto, as the case may be. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

            The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this

Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02. Execution and Authentication.

            Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

            A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $123,380,000 upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $123,380,000, except as provided in Section 2.07 and except as provided in the last sentence of this paragraph. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in the aggregate principal amount necessary to pay additional interest pursuant to the Registration Rights Agreement on each date on which it is necessary to pay such additional interest.

            Series B Notes may be issued only in exchange for a like principal amount of Series A Notes pursuant to an Exchange Offer.

            Subject to Section 2.13, the principal and interest on Book-Entry Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Book-Entry Securities represented thereby. Except as otherwise provided in Section 4.3 of the Purchase Agreement and Section 2.13, the principal and interest on Securities in certificate form shall be payable at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to the addresses of the persons entitled thereto as such addresses shall appear with either the Registrar or Paying Agent.

            The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

            The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

            If the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be in minimum denominations of $1,000 or in the approximate equivalent amount, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and
(iv) shall bear the legend set forth in Exhibit C.

SECTION 2.03. Registrar and Paying Agent.

            The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("Registrar"), (b) Securities may be presented or surrendered for payment ("Paying Agent") and (c)
            notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company may act as its own Registrar or Paying Agent except that for the purposes of Articles Three and Eight and Sections 4.15 and 4.16 neither the Company nor any Subsidiary of the Company nor any of their Affiliates shall act as Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may have one or more co-Registrars and one or more additional paying agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional paying agent. The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

SECTION 2.04. Paying Agent to Hold Assets in Trust.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying
                   Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

SECTION 2.05. Securityholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on each March 15 and September 15 and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of the Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06. Transfer and Exchange.

            When Securities in certificated form are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Section 2.02, 2.10, 3.06, 4.15, 4.16 or 9.05). The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part.

            If a Series A Note is a Restricted Security in certificated form, then as provided in this Indenture and subject to the limitations herein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange such Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate attached to the Security) to arrange for such Series A Note to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository.

            The Company may at any time determine not to have Securities (other than Restricted Securities) represented in certificated form, in which event the Holder of a Security (other than Restricted Securities) in certificated form may be required to exchange such Security for a Book-Entry Security.

            A Global Security is exchangeable for Securities in certificated form only if (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 30 days or (y) there shall have occurred and be continuing an Event of Default or (z) the Company may at any time determine not to have Securities represented by a Global Security. In addition, in accordance with the provisions of this Indenture and subject to certain limitations herein set forth including the preceding sentence and the delivery of a certificate in the form of Exhibit D hereto, an owner of a beneficial interest in a Global Security which is a Series A Note may request a Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security.

            Upon any exchange provided for in the preceding paragraph, the Company shall execute and the Trustee shall authenticate and deliver to the person specified by the Depository a new Security or Securities registered in such names and in such authorized denominations as the Depository, pursuant to the instructions of the beneficial owner of the Securities requesting the exchange, shall instruct the Trustee. Thereupon, the beneficial ownership of such Global Security shown on the records maintained by the Depository or its nominee shall be reduced by the amounts so exchanged and an appropriate endorsement shall be made by or on behalf of the Trustee on the Global Security.

            Notwithstanding any other provision of this Section 2.06, unless and until it is exchanged in whole or in
part for Series A Notes in certificated registered form, a Global Security representing Book-Entry Securities may not be transferred, except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor depository or a nominee of such successor depository.

            Notwithstanding the foregoing, no Global Security shall be registered for transfer or exchange, or authenticated and delivered, whether pursuant to this Section, Section 2.07, 2.10 or 3.06 or otherwise, in the name of a person other than the Depository for such Global Security or its nominee until (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, and a successor depository is not appointed by the Company within 30 days, (ii) the Company executes and delivers to the Trustee a Company order that all such Global Securities shall be exchangeable or (iii) there shall have occurred and be continuing an Event of Default. Upon the occurrence in respect of any Global Security representing the Securities of any one or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence, such Global Security may be registered for transfer or exchange for Series A Notes registered in the names of, authenticated and delivered to, such persons as the Trustee or the Depository, as the case may be, shall direct.

            Except as provided above, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section, Section 2.07, 2.10 or 3.06 or otherwise, shall also be a Global Security and bear the legend specified in Exhibit C.

SECTION 2.07. Replacement Securities.

            If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a

Security is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel. Every replacement Security shall constitute an additional obligation of the Company.

SECTION 2.08. Outstanding Securities.

            Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or any of its Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

            If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or a Subsidiary of the Company) holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue; provided, however that to the extent the Trustee is enjoined from making payments to the Holders, interest will continue to accrue until such time as the Trustee is not so enjoined.

SECTION 2.09. Treasury Securities.

            In determining whether the Holders of the required Accreted Value or principal amount, as the case may be, of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be disregarded.

SECTION 2.10. Temporary Securities.

            Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Securities to be authenticated and the date on which the temporary Securities are to be authenticated. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11. Cancellation.

            The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or a Subsidiary of the Company), and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12. Defaulted Interest.

            If the Company defaults in a payment of interest on the Securities, it shall, unless the Trustee fixes another record date pursuant to Section 6.10, pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest to the persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

SECTION 2.13. Home Office Payment Agreements.

            Notwithstanding any provisions of the Indenture and of the Securities to the contrary, payments of principal and interest on Restricted Securities shall be made by the Paying Agent directly to the Holder of such certificated Security without surrender or presentation thereof to the Paying Agent in accordance with the provision of Section 4.3 of the Purchase Agreement.

SECTION 2.14. CUSIP Number.

            The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.


                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01. Notices to Trustee.

            If the Company elects to redeem Securities pursuant to Paragraph 7 of the Securities, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the Accreted Value or principal amount, as the case may be, of the Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders (at the Company's expense) at least 30 days (unless a shorter notice shall be satisfactory to the Trustee) but not more than 60 days before the Redemption Date. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

SECTION 3.02. Selection of Securities To Be Redeemed.

            If fewer than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities being redeemed are listed, or, if the Securities are not listed on a national securities exchange, on a pro rata basis.

            The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the Accreted Value or principal amount, as the case may be, thereof to be redeemed. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03. Notice of Redemption.

            At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first class mail to each Holder whose Securities are to be redeemed, with a copy to the Trustee. At the Company's request, the Trustee shall give the notice of redemption in the Company s name and at the Company's expense. Each notice for redemption shall identify the Securities to be redeemed and shall state:

            (1) the Redemption Date;

            (2) the Redemption Price;

            (3) the name and address of the Paying Agent;

            (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

            (5) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on or after the Redemption

      Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

            (6) if any Security is being redeemed in part, the portion of the Accreted Value or principal amount, as the case may be, of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in the aggregate Accreted Value or principal amount, as the case may be, equal to the unredeemed portion thereof will be issued; and

            (7) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate Accreted Value or principal amount, as the case may be, of Securities to be redeemed and the aggregate Accreted Value or principal amount, as the case may be, of Securities to be outstanding after such partial redemption.

SECTION 3.04. Effect of Notice of Redemption.

            Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price.

SECTION 3.05. Deposit of Redemption Price.

            On or before the Redemption Date, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price of all Securities to be redeemed on that date (other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose upon the written request of the Company, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

            If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the
                           Securities to be redeemed
will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment.

SECTION 3.06. Securities Redeemed in Part.

            Upon surrender of a Security that is to be redeemed in part, the Trustee shall authenticate for the Holder a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07. Offer To Purchase by Application of Net Cash Proceeds.

            (a) The Company shall provide the Trustee with prompt notice of the occurrence of a Net Proceeds Offer Trigger Date; provided that the Company shall only be required to give such notice if after such Net Proceeds Offer Trigger Date the Company is required to make a Net Proceeds Offer. Such notice shall be accompanied by an Officers' Certificate setting forth (a) a statement to the effect that the Company or a Subsidiary of the Company, as the case may be, has made an Asset Sale and (b) the aggregate principal amount of Securities offered to be purchased and the basis of calculation in determining such aggregate principal amount. Upon the occurrence of any Net proceeds Offer Trigger Date, the Company shall make an offer (a "Net Proceeds Offer") to purchase, at a price equal to 102% of the Accreted Value or principal amount, as the case may be, of Securities to be repurchased plus accrued interest thereon to the Proceeds Purchase Date (as defined below), such aggregate principal amount of Securities equal to such Net Cash Proceeds, less any amounts applied in accordance with
Section 4.16(iii)(A), (B) or (C).

            (b) The notice of a Net Proceeds Offer shall be sent, by first class mail, by the Company (or caused to be mailed by the Company) with a copy to the Trustee not more than 10 days after the Net Proceeds Offer Trigger Date to the Holders at their last registered addresses. The Net Proceeds Offer shall remain open from the time of mailing until three days before the Proceeds Purchase Date. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Net Proceeds Offer. Such notice shall state:

            (1) that the Net Proceeds Offer is being made pursuant to Section
                                 3.07 and 4.16;

            (2) the purchase price (including an amount of accrued interest) and the purchase date (which shall be no earlier than 10 days nor later than 20 days from the date notice is mailed) (the "proceeds Purchase Date");

            (3) that any Security not tendered will continue to accrue interest;

            (4) that unless the Company defaults in making payment therefor, any Security accepted for payment pursuant to the Net proceeds Offer shall cease to accrue interest after the Proceeds Purchase Date;

            (5) that Holders electing to have a Security purchased pursuant to a Net Proceeds Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the last page of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the proceeds Purchase Date;

            (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, no later than two Business Days prior to the proceeds Purchase Date, a telegram, telex, facsimile transmission or letter stating fully the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

            (7) that if Securities in a principal amount in excess of the principal amount of the Securities to be acquired pursuant to the Net Proceeds Offer are tendered and not withdrawn pursuant to the Net proceeds Offer, the Company shall purchase Securities on a pro rata basis (with such adjustment as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be so acquired); and

            (8) that Holders whose Securities are purchased only in part will be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered.

            On or before a Proceeds Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Net Proceeds
                              Offer (on a pro rata
basis if required pursuant to paragraph (7) above), (ii) deposit with the Paying Agent U.S. Legal Tender or Securities acquired in the manner described in clause
(a) of this Section 3.07 sufficient to pay the purchase price of all Securities or portions thereof so accepted or to be credited against the Net Proceeds Offer and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate identifying the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Net Proceeds Offer as promptly as practicable following the Proceeds Purchase Date. For purposes of this Section 3.07, the Trustee shall act as the Paying Agent.


                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01. Payment of Securities.

            The Company shall pay the Accreted Value or principal, as the case may be, of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or a Subsidiary of the Company) holds on that date U.S. Legal Tender designated for and sufficient to pay the installment.

            The Company shall pay interest on overdue principal at the rate set forth in the second paragraph of Paragraph 1 of the Securities and it shall pay interest on overdue installments of interest at the same rate, to the extent lawful.

            Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of
             America from principal or interest payments hereunder.

SECTION 4.02. Maintenance of Office or Agency.

            The Company shall maintain in the Borough of Manhattan, The City of New York, the office or agency required under Section 2.03. The Company shall give prior notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.02.

SECTION 4.03. Limitation on Dividends, Stock Purchases and Certain
              Investments, Loans and Advances.

            The Company may not, directly or indirectly, (a) declare or pay any dividend or make any distribution on its Capital Stock, or otherwise, to its shareholders (other than dividends or distributions payable in its Qualified Capital Stock and other than dividends on permitted preferred Stock), (b) purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary of the Company to purchase, redeem or otherwise acquire for value, any Qualified Capital Stock of the Company or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock, (c) purchase, redeem, prepay, decrease or otherwise acquire or retire for value, or permit any of its Subsidiaries to, directly or indirectly, purchase, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, Disqualified Capital Stock or Indebtedness of the Company that is expressly subordinate in right of payment to the Securities or (d) make, or permit any of its Subsidiaries to make, any Investment (excluding any Permitted Investment) (each of the foregoing actions set forth in clauses (a), (b), (c) and (d) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default or an Event of Default shall have occurred and be continuing, (ii) the Company's Consolidated Fixed Charge Coverage Ratio for the last four completed fiscal quarters preceding such Restricted Payment, calculated on a pro forma basis, as if such Restricted Payment had been made at the beginning of such period, shall be less than 1.7 to 1.0 or (iii) Restricted Payments made subsequent to the Issue Date (the amount expended for such purposes, if other than in cash, shall be the fair market value of such property as determined by senior management of the Company or, if the market value of
such property exceeds $1,000,000, by the Board of Directors of the Company in good faith (which determination shall be evidenced by a Board Resolution)) shall exceed the sum of:

            (x) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to the Issue Date and prior to the date the Restricted Payment occurs (treating such period as a single accounting period);

            (y) 100% of the aggregate net proceeds, including the fair market value of property other than cash as determined by senior management of the Company or, if the market value of such property exceeds $1,000,000, by the Board of Directors of the Company in good faith (which determination shall be evidenced by a Board Resolution), received by the Company from any person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Issue Date of Qualified Capital Stock of the Company (excluding (A) Qualified Capital Stock paid as a dividend on any Capital Stock or as interest on any Indebtedness and (B) any net proceeds from issuances and sales financed directly or indirectly using funds borrowed from the Company or any Subsidiary of the Company, until and to the extent such borrowing is repaid); provided that the foregoing shall exclude any proceeds referred to in clause (2) below that were taken into account to permit the making of any payment by the Company in accordance with said clause (2); provided, further that the, foregoing shall exclude the $20,000,000 of proceeds received by the Company on or prior to the Issue Date from the issuance of Qualified Capital Stock in connection with the Acquisition; and

            (z) 100% of the aggregate net proceeds, including the fair market value of property other than cash as determined by senior management of the Company or if the market value of such property exceeds $1,000,000, by the Board of Directors of the Company in good faith (which determination shall be evidenced by a Board Resolution), received by the Company from any person (other than a Subsidiary of the Company) from the issue and sale of Disqualified Capital Stock and/or Indebtedness, in each case that has been converted into or exchanged for Qualified Capital Stock of the
                          Company after the Issue Date.

            Notwithstanding the foregoing, the provisions of this Section 4.03 shall not prohibit:

            (1) the payment of any dividend within 60 days after the date of its declaration if the dividend would have been permitted on the date of declaration;

            (2) the Company from redeeming or repurchasing the Company's common equity or options in respect thereof, in connection with the repurchase provisions under employee stock option or stock purchase agreements or other agreements to compensate management employees; provided that such redemptions or repurchases shall not exceed $5,000,000 in the aggregate (the amount considered redeemed or repurchased pursuant to this clause (2) shall be reduced (but not below $0) by any proceeds received in connection with reissuances of securities of the same class to other management employees following any such redemptions or repurchases, which proceeds shall not have otherwise been taken into account under clause (y) above with respect to the Company's ability to make any Restricted Payment under clause (iv) above);

            (3) the acquisition of Capital Stock of the Company or Indebtedness of the Company that is expressly subordinate in right of payment to the Securities either (i) solely in exchange for shares of Qualified Capital Stock or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock;

            (4) the acquisition of Indebtedness of the Company that is expressly subordinate in right of payment to the Securities either (i) solely in. exchange for Indebtedness of the Company which is expressly subordinate in right of payment to the Securities at least to the extent that the Indebtedness being acquired is subordinated to the Securities and has no scheduled principal prepayment dates prior to the scheduled final maturity date of the Indebtedness being exchanged or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a subsidiary of the Company) of Indebtedness of the Company which is expressly subordinate in right of payment to the Securities at least to the extent that the Indebtedness being acquired is subordinated to the
              Securities and has no scheduled principal prepayment dates prior to the scheduled final maturity date of the Indebtedness being refinanced; and

            (5) the Investment by the Company or any of its Subsidiaries in one or more Unrestricted Subsidiaries not to exceed $5,000,000 in the aggregate (calculated at the time any such Investment is made);

provided that in the case of clauses (2) through (5), no Default or Event of Default shall have occurred and be continuing at the time of such payment or as a result thereof.

            In determining the aggregate amount of Restricted Payments permissible under clause (iii) of the first paragraph of this Section 4.03, amounts expended, incurred or outstanding pursuant to clauses (1), (2) and (3) of the second paragraph of this Section 4.03 shall be included as Restricted Payments; provided that any proceeds received from the issuance of Qualified Capital Stock pursuant to clause (3) of the second paragraph of this Section
4.03 shall be included in calculating the amount referred to in clause (y) or clause (z), as the case may be, of the first paragraph under this Section 4.03.

            Prior to any Restricted Payment under the first paragraph of this
Section 4.03, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computation by which the amount available for Restricted Payments pursuant to such paragraph was determined. The Trustee shall have no duty or responsibility to determine the accuracy or correctness of this computation and shall be fully protected in relying on such Officers' Certificate.

SECTION 4.04. Corporate Existence.

            Except as otherwise permitted by Article Five, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the material rights (charter and statutory) and franchises of the Company and each such Subsidiary; provided, however, that the Company shall not be required to preserve, with respect to itself, Daboco, Duane Reade Inc. and Duane Reade, any material right or franchise, and with respect to any of its Subsidiaries (other than Daboco, Duane Reade Inc. or Duane Reade), any such existence, material right or franchise, if the Board of Directors or other governing body of the Company or such Subsidiary, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or any such Subsidiary.

SECTION 4.05. Payment of Taxes and Other Claims.

            The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or properties of it or any of its Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim if either (a) the amount, applicability or validity thereof is being contested in good faith by appropriate proceedings and an adequate reserve has been established therefor to the extent required by generally accepted accounting principles then in effect or (b) the failure to make such payment or effect such discharge (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

SECTION 4.06. Maintenance of Properties and Insurance.

            (a) The Company shall cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times unless the failure to so maintain such properties (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that nothing in this Section 4.06 shall prevent the Company or any Subsidiary of the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is either (i) in the ordinary course of business, (ii) in the good faith judgment of the Board of Directors or other equivalent governing body of the Company or the Subsidiary concerned, or of the senior officers of the Company or such Subsidiary, as the case may be, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, or (iii) is otherwise permitted by this Indenture.

            (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company, for companies similarly situated in the industry, unless the failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

SECTION 4.07. Compliance Certificate; Notice of Default.

            (a) The Company shall deliver to the Trustee, within 120 days after the end of the Company's fiscal year, an Officers' Certificate stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also include all calculations necessary to show covenant compliance. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

            (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's independent certified public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and if such a Default has come to their attention, specifying the nature and period of existence thereof.

            (c) (i) If any Default or Event of Default has occurred and is continuing, (ii) if the Trustee or any Holder takes any enforcement action with respect to a claimed default under the Indenture or the Securities or (iii) if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary takes any enforcement action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $12,500,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

SECTION 4.08. Compliance with Laws.

            The Company shall comply, and shall cause each of its Subsidiaries and Unrestricted Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except such as are being contested in good faith and by appropriate proceedings and except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

SECTION 4.09. SEC Reports and Other Information.

            (a) At all times when the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Company (at its own expense) shall file with the SEC and shall file with the Trustee within 5 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) to be filed pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such
Section 13 or 15(d) of the Exchange Act, the Company (at its own expense) shall file with the Trustee and mail to Holders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing, so long as such Holders covenant and agree to keep such information confidential, within 5 days after it would have been required to file such information with the SEC, all information and financial statements, including any notes thereto and with respect to annual reports, an auditors' report by an accounting firm of established national reputation, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to the disclosure that the Company would have been required to include in annual and quarterly reports, information, documents or other reports, including, without limitation, reports on Forms 10-K, l0-Q and 8-K, if the Company was subject to the requirements of such Section 13 or 15(d) of the Exchange Act. To the extent permitted by law, the Company shall also provide the foregoing information to prospective purchasers of Securities (it being understood that the Company will be furnishing any such information to any such prospective purchasers on the premise that such information shall be used by such prospective purchasers solely in connection with deciding whether or not to purchase the Securities). Upon qualification of this Indenture under the TIA, the Company shall also comply with the provisions of TIA ss. 314(a).

            (b) At any time after a registered public offering under the Securities Act of the common stock of the Company, at the Company's expense, the Company shall cause an annual report if furnished by it to stockholders generally and each quarterly or other financial report if furnished by it to stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto and with respect to annual reports, an auditors' report by an accounting firm of established national reputation, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing, so long as such Holders covenant and agree to keep such information confidential, within 105 (or, at such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, 90) days after the end of each of the Company's fiscal years and within 60 (or, at such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, 45) days after the end of each of the first three quarters of each fiscal year. If the Trustee (at the Company's request and expense) is to mail the foregoing information to the Holders, the Company shall supply such information to the Trustee at least five days prior thereto.

            (c) The Company will, upon request, provide to any Holder of Securities or any prospective transferee of any such Holder any information concerning the Company (including financial statements) necessary in order to permit such Holder to sell or transfer Securities in compliance with Rule 144A under the Securities Act.

            (d) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Series A Note, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series
A Note designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

SECTION 4.10. Waiver of Stay, Extension or Usury Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.11. Limitation on Transactions with Affiliates.

            (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of, an Affiliate of the Company or any Subsidiary or Unrestricted Subsidiary of the Company (other than transactions between the Company and a wholly owned Subsidiary of the Company or among wholly owned Subsidiaries of the Company) (an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under Section 4.11(b) and (y) Affiliate Transactions (including lease transactions) on terms that are no less favorable in the aggregate than those that might reasonably have been obtained in a comparable transaction on an arm's length basis (as determined in good faith by the Board of Directors of the Company, as evidenced by a Board Resolution) from a person that is not an Affiliate; provided that, except as otherwise provided by Section 4.11(b), neither the Company nor any of its Subsidiaries shall enter into an Affiliate Transaction or series of related Affiliate Transactions involving or having a value of more than $5,000,000 unless the Company or such Subsidiary, as the case may be, has received an opinion from an Independent Financial Advisor, with a copy thereof to the Trustee, to the effect that the financial terms of such Affiliate Transaction are fair and reasonable to the Company or such Subsidiary, as the case may be, and is on terms no less favorable to the Company or such Subsidiary, as the case may be, than those that could be obtained in a comparable transaction on an arm's length basis with a person that is not an Affiliate.

            (b) The provisions of Section 4.11(a) shall not apply to (i) any Restricted Payment that is made in compliance with the provisions of Section 4.03, (ii) the payment by Duane Reade of management fees to Bain Capital in an amount equal to $1,000,000 per twelve-month period (the "Annual Management Fee Amount") ending on September 30 of each year subsequent to the Issue Date (each an "Annual Period"), beginning with the Annual Period ending on September 30, 1993, plus out-of-pocket expenses not to exceed $156,000 in any such Annual Period. The Annual Management Fee Amount shall be payable in equal quarterly installments of $250,000 on or after the last day of each calendar quarter ("Quarterly Payments") and out-of-pocket expenses shall be payable as and when incurred; provided that, after giving effect to such payment (unless such payment has already been accrued) in the event that the Company's Consolidated Fixed Charge Coverage Ratio for the twelve-month period ending on each such calendar quarter is less than 1.0 to 1.0, then the Quarterly Payments shall be reduced by an amount equal to the sum of $125,000 plus the amount of out-of-pocket expenses paid by Duane Reade to Bain Capital in such calendar quarter; provided, further, that in determining the Company's Consolidated Fixed Charge Coverage Ratio for purpose of the immediately preceding proviso only, interest expense on Indebtedness outstanding under the Credit Agreement shall be calculated based upon interest rates in effect on the Issue Date; provided, further, that prior to making any Quarterly Payment, the Company shall have delivered to the Trustee an Officers' Certificate stating that such contemplated Quarterly Payment will not violate the provisions of this Section 4.11(b); provided, further, that for the period from the Issue Date through September 30, 1992, Bain Capital shall be entitled to be paid a management fee equal to $16,500; (iii) the payment of a transaction fee to Bain Capital in connection with the closing of the Acquisition in an amount not to exceed $2,500,000 plus reasonable expenses and (iv) employment compensation arrangements with officers of the Company and its Subsidiaries in the ordinary course of business.

SECTION 4.12. Limitation on Indebtedness.

            (a) Except as set forth in this Section 4.12, the Company shall not, and shall not permit any of its Subsidiaries to, after the Issue Date, directly or indirectly, create, incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for the payment of (collectively "incur") any Indebtedness other than Permitted Indebtedness.

            (b) Notwithstanding Section 4.12(a), the Company or any of its Subsidiaries may incur Indebtedness (including Acquired Indebtedness) if (A) no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of such Indebtedness and (B) the Consolidated Fixed Charge Coverage Ratio of the Company, measured on the date of the incurrence of such Indebtedness, is greater than 1.5 to 1.0 if such date is on or prior to September 15, 1994; greater than 1.75 to 1.0 if such date is after September 15, 1994 and on or prior to September 15, 1996; and greater than
2.0 to 1.0 thereafter.

            (c) Notwithstanding Sections 4.12(a) and (b), the Company shall not incur any Indebtedness unless such Indebtedness is expressly subordinate in right of payment to the Securities. The restriction set forth in this Section 4.12(c) shall not apply to guarantees by the Company of Indebtedness of any of the Company's Subsidiaries referred to in clauses (i), (ii) and (iii) of the definition of the term "Senior Indebtedness" herein.

SECTION 4.13. Limitation on Dividends and Other Payment Restrictions Affecting
              Subsidiaries.

            The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distributions on its Capital Stock, or any other interest or participation in, or measured by, its profits, owned by the Company or any Subsidiary of the Company, or pay any Indebtedness owed to the Company or a Subsidiary of the Company, (b) make loans or advances to the Company or a Subsidiary of the Company, or (c) transfer any of its properties or assets to the Company, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Indenture, (iii) customary nonassignment provisions of any lease governing a leasehold interest of the Company or any Subsidiary of the Company, (iv) any instrument governing Indebtedness of a person acquired by the Company or any Subsidiary of the Company at the time of such acquisition, which encumbrance or restriction is not applicable to any person, or the properties or assets of any person, other than the person or its Subsidiaries so acquired, (v) Indebtedness existing on the Issue Date, including, without limitation, the Senior Notes, the Term Loan Facility and the Working Capital Facility or any refinancing, refunding, replacement or extension of the Senior Notes, the Term Loan Facility or the Working Capital Facility; provided that any such encumbrance or restriction contained in any refinancing, refunding, replacement or extension of the Senior Notes, the Term Loan Facility or the Working Capital Facility shall be no more restrictive than such encumbrance or restriction contained in the Credit Agreement as in effect on the Issue Date, or (vi) Indebtedness permitted to be incurred under the indenture governing the Senior Notes, the Credit Agreement and this

Indenture; provided that any such encumbrance or restriction contained in any such Indebtedness shall be no more restrictive than such encumbrance or restriction contained in the Credit Agreement as in effect on the Issue Date.

SECTION 4.14. Limitation on Liens.

            The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Liens upon any of its assets, except for permitted Liens.

SECTION 4.15. Change of Control.

            (a) In the event of a Change of Control, the Company shall be obligated to make an offer to purchase all outstanding Securities pursuant to the offer described in paragraph (b), below (the "Change of Control Offer"), at a purchase price equal to 101% of the Accreted Value or principal amount, as the case may be, thereof plus accrued interest, if any, to the date of purchase. Prior to the repurchase of Securities pursuant to this Section 4.15(a), the Company shall have or shall have caused each Subsidiary of the Company to have
(i) repurchased in full all outstanding Indebtedness pursuant to the Credit Agreement, the Senior Notes and all Senior Indebtedness of the Company which pursuant to its terms is required to be repurchased upon such Change of Control, or shall have offered to repurchase and shall have repurchased such Indebtedness from any holder of such Indebtedness who accepted such offer, or (ii) obtained the requisite consents from holders of such Indebtedness to permit the repurchase of the Securities as provided for under this Section 4.15(a). Failure to have satisfied this condition precedent to the repurchase of the Securities shall constitute a Default under Section 6.01(3) and shall not constitute a payment default under Section 6.01(2). Within 10 days after the date upon which the Change of Control occurred (the "Change of Control Date") requiring the Company to make a Change of Control Offer pursuant to this Section 4.15, the Company shall so notify the Trustee.

            (b) The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Change of Control Offer. Within 20 Business Days following any Change of Control Date, the Company shall send, by first class mail, a notice to each Holder, with copies to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state:

            (1) that the Change of Control Offer is being made pursuant to this
      Section 4.15 and that all Securities tendered will be accepted for payment;

            (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 20 Business Days nor later than 40 Business Days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

            (3) that any Security not tendered will continue to accrue interest if interest is then accruing;

            (4) that, unless the Company defaults in making payment therefor, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

            (5) that Holders electing to have a Security purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the last page of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

            (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later, than two Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

            (7) that Holders whose Securities are purchased only in part will be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered; and

            (8) the circumstances and relevant facts regarding such Change of Control.

            On or before the Change of Control Payment Date, the Company shall
(i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Any Securities not so accepted shall be promptly mailed by the Company to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 4.15, the Trustee shall act as the Paying Agent.

SECTION 4.16. Limitation on Asset Sales.

            The Company will not, and will not permit any of its Subsidiaries to, make any Asset Sale, unless (i) the Company or the applicable Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Board of Directors of the Company, as evidenced by a Board Resolution; provided that to the extent the consideration received in connection with an Asset Sale exceeds $2,000,000, such fair market value shall be corroborated by an Independent Financial Advisor), (ii) at least 80% of the consideration received by the Company or such Subsidiary, as the case may be, from such Asset Sale shall be cash or Cash Equivalents (except in the case of any Asset Sale which constitutes an Asset Swap) and (iii) upon the consummation of an Asset Sale, the Company shall either (A) reinvest or cause its Subsidiary to reinvest, the Net Cash Proceeds of any Asset Sale in Productive Assets within 180 days of the receipt of such Net Cash Proceeds, except in the case of an Asset Sale for which a Credit Agreement Reinvestment Notice has been given, as to which the time period to reinvest in Productive Assets shall be 360 days, (B) to the extent such Net Cash Proceeds are required by the terms of the Credit Agreement to be applied to repay, and permanently reduce the commitments under, any outstanding Indebtedness under the Credit Agreement, apply or cause such Net Cash Proceeds to be applied to the repayment of outstanding Indebtedness under the Credit Agreement within 120 days of the receipt of such Net Cash Proceeds (except as to Net Cash Proceeds relating to an Asset Sale for which a Credit

Agreement Reinvestment Notice has been given and not reinvested in Productive Assets within 360 days, as to which the time period shall be within 390 days of the receipt of such Net Cash Proceeds), (C) to the extent such Net Cash Proceeds are required by the terms of the indenture governing the Senior Notes to be applied to repurchase any Senior Notes, to apply or cause such Net Cash Proceeds to be applied to the repurchase of Senior Notes within 120 days of the receipt of such Net Cash Proceeds (except as to Net Cash Proceeds relating to an Asset Sale for which a Credit Agreement Reinvestment Notice has been given and not reinvested in Productive Assets within 360 days, as to which the time period shall be within 390 days of the receipt of such Net Cash Proceeds), or (D) after the occurrence of a Net Proceeds Offer Trigger Date, make a Net Proceeds Offer pursuant to Section 3.07; provided, however, that if at any time any non-cash consideration received by the Company or any Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash, then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with clause (iii) of this Section 4.16; provided, further, that the Company may defer making a Net Proceeds Offer until the aggregate Net Cash Proceeds from Asset Sales to be applied equals or exceeds $2,000,000.

SECTION 4.17. Conduct of Business.

            The Company and its Subsidiaries will not engage in any businesses which are not the same, similar or related to the businesses in which the Company or its Subsidiaries is engaged on the Issue Date, it being understood that nothing in this Section 4.17 shall limit the ability of the Company or its Subsidiaries to introduce or sell new product lines into its stores from time to time.

SECTION 4.18. Unrestricted Subsidiaries.

            (a) The Company shall not transfer to any Unrestricted Subsidiary any Capital Stock of Daboco owned by the Company on the Issue Date. Daboco and Duane Reade Inc. shall not transfer any equity interests in Duane Reade to any Unrestricted Subsidiary.

            (b) Promptly after the adoption of any Board Resolution designating an entity as an Unrestricted Subsidiary, a copy thereof shall be filed with the Trustee, together with an

Officers' Certificate stating that the provisions of this Section have been complied with in connection with such designation.

            (c) The Company shall not designate any Unrestricted Subsidiary as a Subsidiary.

            (d) At the date of this Indenture there shall be no Unrestricted Subsidiaries.

SECTION 4.19. Limitation on Guarantees by Affiliates.

            The Company will not permit any of its Affiliates to guarantee the payment of any Indebtedness of the Company, unless such Affiliate simultaneously executes and delivers a supplemental indenture evidencing its senior guarantee of the Company's obligations under the Securities and this Indenture.

SECTION 4.20. Restrictions on Sale of Stock of Subsidiaries.

            (a) The Company will not permit any of its Subsidiaries to issue any Preferred Stock (other than to the Company or to a wholly owned Subsidiary of the Company and other than (i) Permitted Preferred Stock and (ii) Permitted PIK Preferred Stock having a liquidation preference not to exceed $9,000,000 in the aggregate less any Permitted Accreted Amount and less any Permitted PIK Interest at any time outstanding) or permit any person (other than the Company or a wholly owned Subsidiary of the Company) to own any Preferred Stock of any Subsidiary of the Company (other than (i) Permitted Preferred Stock and (ii) Permitted PIK Preferred Stock having a liquidation preference not to exceed $9,000,000 in the aggregate less any Permitted Accreted Amount and less any Permitted PIK Interest at any time outstanding).

            (b) The Company will not permit any of its Subsidiaries to issue any Capital Stock (other than Preferred Stock (which is governed by clause (a) above) and other than to the Company or to a wholly owned Subsidiary of the Company) or permit any person (other than the Company or a wholly owned Subsidiary of the Company) to own any Capital Stock (other than Preferred Stock (which is governed by clause (a) above)) of any Subsidiary of the Company (other than in the case of a sale of 100% of the Capital Stock of a Subsidiary of the Company); provided that this Section 4.20(b) shall not apply to any Subsidiary of the Company (other than a wholly owned Subsidiary) that became a Subsidiary of the Company pursuant to the making of an Investment that complied with Section 4.03.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

SECTION 5.01. When Company May Merge, Etc.

            (a) The Company shall not, in a single transaction or through a series of related transactions, (i) consolidate with or merge with or into any other person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties and assets as an entirety or substantially as an entirety to another person or group of affiliated persons or
(ii) adopt a Plan of Liquidation, unless, in either case:

            (1) either the Company is the continuing person, or the person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company as an entirety or substantially as an entirety are transferred (or, in the case of a Plan of Liquidation, any person to which assets are transferred) (the Company or such other person being hereinafter referred to as the "Surviving Person") is a corporation, partnership or trust organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee on or prior to the consummation of such transaction, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

            (2) immediately after giving effect to such transaction on a pro forma basis (including any Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Consolidated Net Worth of the Surviving Person (as adjusted to include any preferred stock (other than Disqualified Capital Stock) to be outstanding after giving effect to such transaction) is at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction;

            (3) immediately after giving effect to such transaction on a pro forma basis (including any Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Consolidated Fixed Charge Coverage Ratio of the Surviving Person is at least equal to the Consolidated Fixed Charge Coverage Ratio of the Company immediately prior to such transaction;

            (4) immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause (1) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing; and

            (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or adoption and such supplemental indenture comply with this Article Five, that the Surviving Person agrees to be bound hereby, and that all conditions precedent herein provided relating to such transaction have been satisfied.

            (b) For purposes of the foregoing, the sale, assignment, transfer, lease, conveyance, sale or other disposition, in a single transaction or series of transactions, of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

SECTION 5.02. Successor Corporation Substituted.

            Upon any consolidation or merger, or any transfer of assets in accordance with Section 5.01, the successor person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person had been named as the Company herein. When a successor corporation assumes all of the obligations of the Company hereunder and under the Securities and agrees to be bound hereby and thereby, the predecessor shall be released from such obligations.

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01. Events of Default.

            An "Event of Default" occurs if:

            (1) the Company defaults in the payment of interest on any Securities when the same becomes due and payable and the Default continues for a period of 30 days, whether or not such payment is prohibited by Article Eleven hereof;

            (2) the Company defaults in the payment of the stated principal amount or Accreted Value, as the case may be, of any Securities when the same becomes due and payable at maturity, upon acceleration, or redemption pursuant to an offer to purchase required hereunder or otherwise, whether or not such payment is prohibited by Article Eleven hereof;

            (3) the Company fails to comply in all material respects with any of its other agreements contained in the Securities or this Indenture and the Default continues for the period and after the notice specified below;

            (4) there shall be a default under any bond, debenture, or other evidence of Indebtedness of the Company or any Significant Subsidiary or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Significant Subsidiary whether such Indebtedness now exists or shall hereafter be created, if both (a) such default either (i) results from the failure to pay any such Indebtedness at its stated final maturity (that is, the date of the last principal installment of any installment Indebtedness under the instrument or agreement pursuant to or under which such Indebtedness was created or is evidenced) or (ii) relates to an obligation other than the obligation to pay any principal of such Indebtedness at its stated final maturity and results in the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated maturity and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity or the maturity of which has been so accelerated, is $12,500,000 or more individually or in the aggregate;

            (5) one or more judgments, orders or decrees for the payment of money which either individually or in the aggregate at any one time exceeds $12,500,000 shall be rendered against the Company (or, at such time as the Credit Agreement has been terminated and all amounts thereunder have been paid in full, any Significant Subsidiary) by a court of competent jurisdiction and shall remain undischarged and unbonded for a period (during which execution shall not be effectively stayed) of 60 consecutive days after such judgment becomes final and nonappealable;

            (6) the Company or any Significant Subsidiary (A) admits in writing its inability to pay its debts generally as they become due, (B) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (C) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (D) consents to the appointment of a Custodian of it or for substantially all of its property, (E) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it,
      (F) makes a general assignment for the benefit of its creditors, or (G) takes any corporate action to authorize or effect any of the foregoing; and

            (7) a court of competent jurisdiction enters a judgment , decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any Bankruptcy Law, which shall
      (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any Significant Subsidiary, (B) appoint a Custodian of the Company or any Significant Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days.

            A Default under clause (3) above (other than in the case of any Default under Section 4.15 or 5.01) is not an Event of Default until the Trustee notifies the Company, or the

Holders of at least 25% in Accreted Value or principal amount, as the case may be, of the outstanding Securities notify the Company and the Trustee of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a Notice of Default." Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in Accreted Value or principal amount, as the case may be, of the Securities then outstanding. A Default under clause (5) above shall be an Event of Default with the notice specified in this paragraph but without the passage of time referred to in this paragraph.

SECTION 6.02. Acceleration.

            If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7) with respect to the Company) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in Accreted Value or principal amount, as the case may be, of the Securities then outstanding may, by written notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare the aggregate Accreted Value or principal amount, as the case may be, of the Securities outstanding, together with accrued but unpaid interest thereon to the date of payment, to be due and payable and, upon any such declaration, the same shall become and be due and payable; provided, however, that the Trustee shall be under no obligation to follow any request of any of the Holders unless such Holders shall have offered to the Trustee, after request by the Trustee, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction; provided, further, that such declaration shall not be effective until the earlier to occur of (i) 5 days following delivery of a written notice of such acceleration to the agent under the Credit Agreement and (ii) the acceleration of any Indebtedness (or other amounts) under the Credit Agreement. If an Event of Default specified in Section 6.01(6) or (7) occurs with respect to the Company, all Accreted Value or unpaid principal, as the case may be, and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such Accreted Value or principal amount, as the case may be, and interest, all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 7.07, shall terminate. The

Holders of a majority in Accreted Value or principal amount, as the case may be, of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal and interest on the Securities which have become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, and (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission shall affect any subsequent default or impair any right consequent thereto. In the event that a declaration of acceleration under Section 6.01(4) above has occurred and is continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or paid or the holders of such Indebtedness shall have rescinded their declaration of acceleration in respect of such Indebtedness within 60 days thereafter and no other Event of Default has occurred during such 60-day period which has not been cured or waived.

SECTION 6.03. Other Remedies.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04. Waiver of Past Defaults.

            Subject to Sections 6.07 and 9.02, the Holders of a majority in Accreted Value or principal amount, as the case may be, of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (1) and (2) of Section 6.01.

SECTION 6.05. Control by Majority.

            The Holders of a majority in Accreted Value or principal amount, as the case may be, of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it including, without limitation, any remedies provided for in Section 6.03. Subject to Section 7.01, however, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06. Limitation on Suits.

            A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (1) the Holder gives to the Trustee notice of a continuing Event of Default;

            (2) Holders of at least 25% in Accreted Value or principal amount, as the case may be, of the outstanding Securities make a written request to the Trustee to pursue the remedy;

            (3) such Holders offer to the Trustee reasonable indemnity against any loss, liability or expense to be incurred in compliance with such request;

            (4) the Trustee does not comply with the request within 45 days after receipt of the request and the offer of satisfactory indemnity; and

            (5) during such 45-day period the Holders of a majority in Accreted Value or principal amount, as the case may be, of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

            A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07. Rights of Holders to Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08. Collection Suit by Trustee.

            If an Event of Default in payment of principal or interest specified in clause (1) or (2) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09. Trustee May File Proofs of Claim.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relating to the Company or any other obligor upon the Securities, any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10. Priorities.

            If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

            First: to the Trustee for amounts due under Section 7.07;

            Second: if the Holders are forced to proceed against the Company directly without the Trustee, to Holders for their collection costs;

            Third: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

            Fourth: to the Company or any other obligor on the Securities, as their interests may appear, or as a court of competent jurisdiction may direct.

            The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

SECTION 6.11. Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in Accreted Value or principal amount, as the case may be, of the outstanding Securities.

                                  ARTICLE SEVEN

                                     TRUSTEE

            The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

SECTION 7.01. Duties of Trustee.

            (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of a Default or an Event of
Default:

            (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02 or 6.05.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (d) of this Section 7.01.

            (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

SECTION 7.02. Rights of Trustee.

            Subject to Section 7.01:

            (a) The Trustee may rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 12.04 and 12.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

            (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company, personally or by agent or attorney.

            (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

SECTION 7.03. Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04. Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 7.05. Notice of Default.

            If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder, as their names and addresses appear on the Securityholder list described in Section 2.05, notice of the uncured Default or Event of Default within 90 days after the Trustee obtains actual knowledge that such Default or Event of Default has occurred. The provisions of TIA S 3.15(b) are specifically excluded from this Indenture.

SECTION 7.06. Reports by Trustee to Holders.

            This Section 7.06 shall not be operative as a part of this Indenture until this Indenture is qualified under the TIA, and, until such qualification, this Indenture shall be construed as if this Section 7.06 were not contained herein.

            Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall, to the extent that any of the events described in TIA ss. 313(a) occurred within the previous twelve months, but not otherwise, mail to each Securityholder a brief report dated as of such May 15 that complies with TIA S 313(a). The Trustee also shall comply with TIA ss. 313(b) and 313(c).

            A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

            The Company shall notify the Trustee if the Securities become listed on any stock exchange.

SECTION 7.07. Compensation and Indemnity.

            The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all tax obligations imposed on the Trustee related to this Indenture and all reasonable out-of-pocket expenses incurred or made by it. Such expenses shall include the reasonable fees and expenses of the Trustee's agents and counsel.

            The Company shall indemnify the Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred by them except for such actions to the extent caused by any negligence or bad faith on their part, arising out of or in connection with the administration of this trust including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense as reasonably determined by the Trustee. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

            To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all assets or money held or collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest on particular Securities.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08. Replacement of Trustee.

            The Trustee may resign by so notifying the Company. The Holders of a majority in Accreted Value or principal amount, as the case may be, of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee and may appoint a successor trustee. The Company may remove the Trustee if:

            (1) the Trustee fails to comply with Section 7.10;

            (2) the Trustee is adjudged bankrupt or insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in Accreted Value or principal amount, as the case may be, of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

            If a successor Trustee does not take office. within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in Accreted Value or principal amount, as the case may be, of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09. Successor Trustee by Merger. Etc.

            If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

SECTION 7.10. Eligibility Disqualification.

            This Indenture shall always have a Trustee who satisfies the requirement of TIA ss.ss.310(a)(1) and 310(a)(5). The Trustee (or in the case of a corporation included in a bank holding company system, the related bank holding company) shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA ss.310(a)(2). The Trustee shall comply with TIA ss.310(b); provided, however, that there shall be excluded from the operation of TIA ss.310(b)(l) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA ss.310(b)(l) are met.

SECTION 7.11. Preferential Collection of Claims Against Company.

            The Trustee shall comply with TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b). A Trustee who has resigned or been removed shall be subject to TIA ss.311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                   SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01. Satisfaction, Discharge of the Indenture and Defeasance of the
              Securities.

            The Company shall be deemed to have paid and discharged the entire Indebtedness on the Securities and the provisions of this Indenture (subject to Section 8.03), if:

            (1) The Company irrevocably deposits in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance satisfactory to the Trustee, U.S. Legal Tender or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged ("U.S. Government Obligations") maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of the reinvestment of such interest and after payment of all Federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of the Chief Financial Officer of the Company expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, to pay the principal of and interest on the outstanding Securities on the dates (including any Redemption Date) on which any such payments are due and payable in accordance with the terms of the Indenture and of the Securities;

            (2) Such deposits shall not cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA;

            (3) No Default or Event of Default (i) shall have occurred and be continuing on the date of such deposit or (ii) shall occur on or before the 91st day after the date of such deposit;

            (4) Such deposit will not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other instrument or agreement (including, without limitation, the Credit Agreement) to which the Company or any Subsidiary of the Company is a party or by which it or its property is bound;

            (5) The Company shall deliver to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to Federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

            (6) The deposit shall not result in the Company, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act of 1940;

            (7) The Holders shall have a perfected security interest under applicable law in the U.S. Legal Tender or u.s. Government Obligations deposited pursuant to Section 8.01(1) above;

            (8) The Company shall have delivered to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that, after the passage of 90 days following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

            (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this
      Section 8.01 have been complied with; provided, however, that no deposit under clause (1) above shall be effective to terminate the obligations of the Company under the Securities or this Indenture prior to 90 days following any such deposit.

            In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense or the Company. In connection with the issuance of debt securities the proceeds of which will be used to redeem all the Securities then outstanding, neither Sections 4.12, 4.13 nor Section 4.14 shall be violated by the issuance of such debt securities to the extent the Company complies with all of the provisions of this Section 8.01 other than Section 8.0l(3)(ii).

SECTION 8.02. Termination of Obligations upon Cancellation of the Securities.

            In addition to the Company's rights under Section 8.01, the Company may terminate all of its obligations under this Indenture (subject to Section 8.03) when:

            (1) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07) have been delivered to the Trustee for cancellation;

            (2) the Company has paid or caused to be paid all other sums payable hereunder and under the Securities by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 8.03. Survival of Certain Obligations.

            Notwithstanding the satisfaction and discharge of this Indenture and of the Securities referred to in Section 8.01 or 8.02, the respective obligations of the Company and the Trustee under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.13, 4.01, 4.02, 6.07, 7.07, 7.08, 8.05, 8.06 and 8.07 shall survive until the Securities are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 7.07, 8.05, 8.06 and
8.07 shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under this Indenture.

SECTION 8.04. Acknowledgment of Discharge by Trustee.

            Subject to Section 8.07, after (i) the conditions of Section 8.01 or
8.02 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.03.

SECTION 8.05. Application of Trust Assets.

            The Trustee shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to
Section 8.01. The Trustee shall apply the deposited U.S. Legal Tender or the U.S. Government Obligations, together with earnings thereon, through the Paying Agent (other than the Company or any Subsidiary of the Company), in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 8.01, to the payment of principal of and interest on the Securities. The U.S. Legal Tender or U.S. Government Obligations so held in trust and deposited with the Trustee in compliance with Section 8.01 shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all Holders entitled thereto.

SECTION 8.06. Repayment to the Company.

            Upon termination of the trust established pursuant to Section 8.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them.

            The Trustee and the Paying Agent shall pay to the Company upon request, and, if applicable, in accordance with the irrevocable trust established pursuant to Section 8.01 or 8.02, any U.S. Legal Tender or U.S. Government Obligations held by them for the payment of principal of or interest on the Securities that remain unclaimed for one year after the date on which such payment shall have become due. After payment to the Company, Holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.

SECTION 8.07. Reinstatement.

            If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.01 or 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 or 8.02 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.01 or 8.02.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01. Without Consent of Holders.

            The Company, when authorized by a Board Resolution, and the Trustee, together, may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

            (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not adversely affect the rights of any Holder;

            (2) to comply with Article Five;

            (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

            (4) to make any other change that does not materially adversely affect the rights of any Securityholders hereunder; or

            (5) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA;

provided that the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that such amendment or supplement complies with the provisions of this Section 9.01.

SECTION 9.02. With Consent of Holders.

            Subject to Section 6.07, the Company, when authorized by a Board Resolution, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate Accreted Value or principal amount, as the case may be, of the outstanding Securities, may amend or supplement this Indenture or the Securities, without notice to any other Securityholders. Subject to Section 6.07, the Holder or Holders of a majority in aggregate Accreted Value or principal amount, as the case may be, of the outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any other Securityholder. Without the consent of each Securityholder affected, however, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may:

            (1) change the Accreted Value or principal amount, as the case may be, of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

            (2) reduce the rate or extend the time for payment of interest on any Security;

            (3) reduce the rate of accretion of purchase discount on any Security;

            (4) reduce the stated principal amount of any Security at the Maturity Date or the Accreted Value;

            (5) change the Maturity Date of any Security, or alter the redemption provisions contained in Paragraph 7 of the Securities in a manner adverse to any Holder;

            (6) make any changes in the provisions concerning waivers of Defaults or Events of Defaults by Holders of the Securities or the rights of Holders to recover the principal of, interest on, or redemption payments or payments arising out of offers to purchase with respect to, any Security;

            (7) make any changes in Section 6.04, 6.07 or this third sentence of this Section 9.02;

            (8) make the principal of, or the interest on any Security payable in money other than as provided for in the Indenture and the Securities as in effect on the date hereof; or

            (9) affect the ranking of the Securities in a manner adverse to the Holders.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03. Compliance with TIA.

            From the date on which the Indenture is qualified under the TIA, every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04. Revocation and Effect of Consents.

            Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite Accreted Value or principal amount, as the case may be, of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (8) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

SECTION 9.05. Notation on or Exchange of Securities.

            If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06. Trustee To Sign Amendments, Etc.

            The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; provided that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. Such Opinion of Counsel shall not be an expense of the Trustee.

                                   ARTICLE TEN

                           MEETINGS OF SECURITYHOLDERS

SECTION 10.01. Purposes for Which Meetings May Be Called.

            A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

            (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

            (b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article Seven;

            (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 9.02; or

            (d) to take any other action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate Accreted Value or principal amount, as the case may be, of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

SECTION 10.02. Manner of Calling Meetings.

             The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 10.01, to be held at such time and at such place in The City of New York, New York or elsewhere as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company and to the Holders at their last addresses as they shall appear on the registration books of the Registrar not less than 10 nor more than 60 days prior to the date fixed for a meeting.

            Any meeting of Securityholders shall be valid without notice if the Holders of all Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

SECTION 10.03. Call of Meetings by Company or Holders.

            In case at any time the Company, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding shall have requested the Trustee to call a meeting of Securityholders to take any action specified in Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in The City of New York, New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in
Section 10.02, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week and of a general circulation in The City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

SECTION 10.04. Who May Attend and Vote at Meetings.

            To be entitled to vote at any meeting of Securityholders, a person shall (a) be a registered Holder of one or more Securities, or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 10.05. Regulations May Be Made by Trustee; Conduct of the Meeting;
               Voting Rights; Adjournment.

            Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any action by or any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in Accreted Value or principal amount, as the case may be, of the Securities represented at the meeting and entitled to vote.

            At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman may adjourn any such meeting if he is unable to determine whether any Holder or proxy shall be entitled to vote at such meeting. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.02 or Section 10.03 may be adjourned from time to time by vote of the Holders of a majority in aggregate Accreted Value or principal amount, as the case may be, of the

Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

SECTION 10.06. Voting at the Meeting and Record To Be Kept.

            The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the Accreted Value or principal amount, as the case may be, of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.02 or published as provided in Section 10.03. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 10.07. Exercise of Rights of Trustee or Securityholders May Not Be
               Hindered or Delayed by Call of Meeting.

            Nothing contained in this Article Ten shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

                                 ARTICLE ELEVEN

                                  SUBORDINATION

SECTION 11.01. Securities Subordinated to Senior Indebtedness.

            The Company, for itself and its successors, and each Holder, by its acceptance of Securities, agrees, that the payment of the principal of and interest on the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article Eleven, to the prior payment in full of all Senior Indebtedness, including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, whether or not such interest is an allowed claim.

            This Article Eleven shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

SECTION 11.02. No Payment on Securities in Certain Circumstances.

            (a) Upon any default in the payment of any Senior Indebtedness when due and payable, whether at maturity, upon any redemption, by declaration or otherwise, such Senior Indebtedness shall first be paid in full, or such payment duly provided for, before any payment is made on account of principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions for the Securities.

            (b) Upon the occurrence of any other event of default with respect to any Senior Indebtedness, as such event of default is defined therein, permitting the holders to accelerate the maturity thereof, and, upon written notice thereof given to the Company and the Trustee by one or more holders of such Senior Indebtedness or their Representative (a "Default Notice"), then, unless and until such event of default shall have been cured or waived or shall have ceased to exist or the Trustee receives notice from such holder or holders of Senior Indebtedness (or such Representative) terminating the Blockage Period (as defined below), no payment shall be made by the

Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions for the Securities; provided, however, that if such Senior Indebtedness has not been accelerated or become the subject of judicial proceedings within 180 days after the delivery of such Default Notice (the "Blockage Period"), then the Company shall resume making any and all required payments in respect of the Securities. At the expiration of such Blockage Period the Company shall, subject to subsection (a) of this Section 11.02, promptly pay to the Trustee all sums not paid during such Blockage Period as a result of this subsection (b). Notwithstanding the foregoing, (i) not more than one Default Notice shall be given with respect to the Senior Indebtedness within a period of 360 consecutive days, (ii) no default which existed or was continuing on the date of any Default Notice shall be made the basis for the giving of a subsequent Default Notice and
(iii) if the Company or the Trustee receives any Default Notice, a similar notice relating to or arising out of the same default or facts giving rise to such default (whether or not such default is on the same issue of Senior Indebtedness) shall not be effective for purposes of this subsection (b).

            (c) In furtherance of the provisions of Section 11.01 and in the event that, notwithstanding the foregoing provisions of Sections 11.02(a) and
(b), any payment on account of the principal of or interest on the Securities or on account of the redemption provisions shall be made by or on behalf of the Company, and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), at a time when such payment was prohibited by the provisions of this Section 11.02, then, unless and until such payment is no longer prohibited by this Section 11.02, such payment (subject to the provisions of Sections 11.06 and 11.07) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their respective Representatives, ratably according to the aggregate amount of Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness.

            The Company shall give prompt written notice to the Trustee of any default for failure to make payments of principal or interest on any Senior Indebtedness or a default which results in the acceleration of any Senior Indebtedness, under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued. Failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article Eleven.

SECTION 11.03. Securities Subordinated to Prior Payment of All Senior
               Indebtedness on Dissolution, Liquidation or Reorganization of the Company.

            Upon any distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation or reorganization of the Company (whether in voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise):

            (1) the holders of all Senior Indebtedness shall first receive payment in full of the principal and interest and other amounts due thereon (or have such payments duly provided for) before the Holders are entitled to receive any payment on account of the principal of or interest on or the redemption of the Securities;

            (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article Eleven shall be paid by the Company, the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their Representative, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

            (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of principal of or interest on the Securities or on account of the redemption provisions before all Senior Indebtedness is paid in full, or effective provision made for its payment, then such payment or distribution shall be received and held in trust for the benefit of and shall be immediately paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their respective Representatives, for application to the payment of all Senior Indebtedness until such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

            The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company, but failure to give such notice shall not affect the subordination of the Securities tO the Senior Indebtedness provided in this Article Eleven.

SECTION 11.04. Securityholders To Be Subrogated to Rights of Holders of Senior
               Indebtedness.

            Subject to the payment in full of all Senior Indebtedness, the Holders of Securities shall be subrogated to the rights of the Holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article Eleven, which otherwise would have been made to the Holders, shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Eleven are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

SECTION 11.05. Obligations of the Company Unconditional.

            Nothing contained in this Article Eleven or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eleven of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any event requiring subordination in this Article Eleven, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four.

SECTION 11.06. Trustee Entitled to Assume Payments Not Prohibited in Absence of
               Notice.

            The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or their respective Representatives and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled in all respects conclusively to assume that no such fact exists.

SECTION 11.07. Application by Trustee of Assets Deposited with It.

            U.S. Legal Tender or U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 8.01 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article Eleven. Otherwise, any deposit of assets by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Securities shall be subject to the provisions of Sections 11.01, 11.02, 11.03 and 11.04 except that, if at least five Business Days prior to the date on which by the terms of this Indenture any such assets may become payable for any purpose (including, without limitation, the payment of either principal of or interest on any Security) the Trustee shall not have received the notice provided for in Section 11.06, then the Trustee shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and neither the Trustee nor the Securityholders shall be affected by any notice to the contrary which may be received by the Trustee on or after such date.

SECTION 11.08. Subordination Rights Not Impaired by Acts or Omissions of Company
               or Holders of Senior Indebtedness.

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders of the Securities or the rights of such Senior Indebtedness hereunder.

SECTION 11.09. Securityholders Authorize Trustee To Effectuate Subordination of
               Securities.

            Each Holder by its acceptance thereof authorizes and expressly directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of Senior Indebtedness, the subordination provided in this Article Eleven and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee its attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or proof, then the holders of Senior Indebtedness or their Representative shall have the right to file and are hereby authorized to file an appropriate claim or proof for and on behalf of the Holders.

SECTION 11.10. Right of Trustee to Hold Senior Indebtedness.

             The Trustee shall be entitled to all of the rights set forth in this Article Eleven in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 11.11. Article Eleven Not To Prevent Events of Default.

            The failure to make a payment on account of principal or interest on the Securities by reason of any provision of this Article Eleven shall not be construed as preventing the occurrence of an Event of Default under Section 6.01 or 6.02.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

SECTION 12.01. TIA Controls.

            If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 12.02. Notices.

            Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            if to the Company:

            Duane Reade Holding Corp.
            c/o Bain Capital
            Two Copley Place
            Boston, MA 02116

            Attention: Adam Kirsch

            with a copy to:

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, IL 60601

            Attention: Karl E. Lutz, P.C. and
                       Jeffrey C. Hammes, Esq.

            if to the Trustee:

            The Connecticut National Bank
            777 Main Street
            Hartfort, Connecticut 06103

            Attention: Corporate Trust Administration

            Each of the Company and the Trustee by written notice to each other such person may designate additional or different addresses for notices to such person. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

            Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.03. Communications by Holders with Other Holders.

            Securityholders may communicate pursuant to TIA ss.312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA ss.312(c).

SECTION 12.04. Certificate and Opinion as to Conditions Precedent.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (1) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05. Statements Required in Certificate or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.07, shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with.

SECTION 12.06. Rules by Trustee, Paying Agent, Registrar.

            The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 12.07. Legal Holidays.

            A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.08. Governing Law.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture.

SECTION 12.09. No Adverse Interpretation of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10. No Recourse Against Others.

            A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

SECTION 12.11. Holding Company Indebtedness.

            Each Securityholder acknowledges that the Company is the sole obligor of the Securities and no Subsidiary of the Company is a co-obligor or a guarantor of the Securities.

SECTION 12.12. Successors.

            All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.13. Duplicate Originals.

            All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

SECTION 12.14. Severability.

            In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

Dated: September 25, 1992

                                      DUANE READE HOLDING CORP.


                                      By: /s/ Adam Kirsch
                                          ---------------------------
                                          Name: Adam Kirsch
                                          Title: President

                                      THE CONNECTICUT NATIONAL BANK
                                      as Trustee

                                      By: /s/ Michael M. Hopkins
                                          ---------------------------
                                          Name: MICHAEL M. HOPKINS
                                          Title: VICE PRESIDENT

                                                                       EXHIBIT A

                                 [FORM OF NOTE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(l),
(2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT), (D) TO THE COMPANY OR BT SECURITIES CORPORATION, THE PLACEMENT AGENT, (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN DOCUMENTATION (WHICH AT THE COMPANY'S DISCRETION SHALL INCLUDE AN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL)) IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY (PROVIDED, HOWEVER, THAT IN THE CASE OF CLAUSES (B) AND (C), EITHER THE TRANSFEREE OR A U.S. REGISTERED BROKER-DEALER ON ITS BEHALF HAS DELIVERED TO THE COMPANY C/O THE TRUSTEE A TRANSFEREE CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY). WITH RESPECT TO TRANSFERS PURSUANT TO CLAUSES (A), (B) AND (C) ABOVE, THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES, FOR THE BENEFIT OF THE COMPANY, THAT IT IS (i) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (ii) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(l), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OR (iii) A NON-U.S. PERSON THAT IS OUTSIDE THE U.S. WITHIN THE MEANING OF (OR ACCOUNTS SATISFYING THE REQUIREMENTS OF PARAGRAPH (O)(ii) OF RULE 902 UNDER) REGULATION S.


                                       A-l

[THIS SECURITY HAS ORIGINAL ISSUE DISCOUNT FOR FEDERAL INCOME TAX PURPOSES, DETERMINED PURSUANT TO SECTIONS 1272 THROUGH 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE PROPOSED TREASURY REGULATIONS PROMULGATED THEREUNDER, IN THE AMOUNT OF $____________ PER $1,000 FACE AMOUNT OF THIS SECURITY. THE SECURITY WAS ISSUED ON SEPTEMBER 25, 1992, AND HAS A YIELD TO MATURITY (INCLUSIVE OF CASH INTEREST) OF _________% BASED ON SEMIANNUAL COMPOUNDING. THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT INITIAL ACCRUAL PERIOD IS $____________ PER $1,000 FACE AMOUNT DETERMINED ON THE BASIS OF THE [APPROXIMATE] METHOD.](1)

                            DUANE READE HOLDING CORP.

                   15% Senior Subordinated Zero Coupon Note
                        due September 15, 2004, Series A

No.                                                             $

            DUANE READE HOLDING CORP., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to ____________ or registered assigns, the principal sum of _________ Dollars, on September 15, 2004.

            Interest Payment Dates: March 15 and September 15

            Record Dates: March 1 and September 1

            Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

----------
(1) To be included and completed upon a public sale.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.


Dated: September 25, 1992


                                    DUANE READE HOLDING CORP.


                                    By: __________________________________
                                         Name:
                                         Title:


            This is one of the Securities described in the within-mentioned Indenture.


                                    THE CONNECTICUT NATIONAL BANK
                                    as Trustee


                                    By__________________________________
                                             Authorized Signatory

                            DUANE READE HOLDING CORP.

                   15% Senior Subordinated Zero Coupon Note
                        due September 15, 2004, Series A

1.    Interest.

            DUANE READE HOLDING CORP., a Delaware corporation (the "Company"), promises to pay cash interest on the principal amount of this Security from the Final Accretion Date until maturity at the rate per annum shown above. The Company will pay cash interest semi-annually in arrears on March 15 and September 15 of each year (the "Interest Payment Date"), commencing March 15, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at a rate equal to 17% per annum.

2.    Method of Payment.

             Commencing on the Issue Date, accretion of the purchase discount will occur on each Semiannual Accretion Date in respect of the preceding semiannual period, through and including the Final Accretion Date, in an amount equal to the Accretion Amount for such period. Payment of the principal of this Security or such lesser or greater amount payable upon the acceleration of the maturity of the Securities will include accretion of the purchase discount to the date of such payment. Commencing on the Final Accretion Date, the Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address. Notwithstanding the foregoing, the Company shall pay or cause to be paid all amounts payable with respect to Restricted Securities or non-

DTC eligible Securities by wire transfer of Federal funds to the account of the Holders of such Securities. If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository. If this Security is a Global Security and a Restricted Security, only Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act) may hold a beneficial interest herein.


            "Final Accretion Date" means September 15, 1999.

            "Semiannual Accretion Date" means each March 15 and September 15 in each year commencing on the Issue Date and ending on the Final Accretion Date.

            "Accretion Amount" means that portion of the purchase discount (which shall be deemed to be the excess of the face amount over the Payment Amount) which has been accreted from the preceding Semiannual Accretion Date calculated by applying an accretion rate of 15% per annum to such Payment Amount using semiannual compounding on March 15 and September 15 of each year from the first Semiannual Accretion Date to the Final Accretion Date.

            "Payment Amount" means an amount equal to $364.73 per S1,000 of face amount of a Security.

3.    Paying Agent and Registrar.

            Initially, The Connecticut National Bank (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.    Indenture.

            The Company issued the Securities under an Indenture, dated as of September 15, 1992 (the "Indenture"), between the Company and the Trustee. This Security is one of a duly authorized issue of Securities of the Company designated as its 15% Senior Subordinated Zero Coupon Notes Due 2004, Series A (the "Series A Securities"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $123,380,000, which may be issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss.77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $123,380,000, except as otherwise provided in the Indenture.

5.    Registration Rights.

            Pursuant to the Registration Rights Agreement between the Company and the Holders of the Series A Securities, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 15% Senior Subordinated Zero Coupon Notes Due 2004, Series B, of the Company (the "Series B Securities"), which have been registered under the Securities Act, in like principal amount and having identical terms as the Series A Securities. The Holders of Series A Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The Series A Securities and the Series B Securities are together referred to herein as the "Securities."

6.    Subordination.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (including, without limitation, interest on such Senior Indebtedness that would accrue but for the filing of a petition initiating any proceeding under any Bankruptcy Law, whether or not such claim is allowable in such proceeding) as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

7.    Optional Redemption.

            The Securities may not be redeemed at the option of the Company prior to September 15, 1997. Thereafter, the Company may redeem all or any of the Securities at any time at redemption prices (expressed in percentages of the Accreted Value or principal amount, as the case may be), set forth below plus accrued interest, if any, to the Redemption Date if redeemed during the 12-month period beginning on September 15 in the years indicated below:

             Year                                     Percentage
             ----                                     ----------
             1997 ....................................  107.5%
             1998 ....................................  106.0%
             1999 ....................................  104.5%
             2000 ....................................  103.0%
             2001 ....................................  101.5%
             2002 and thereafter .....................  100.0%

            Notwithstanding the foregoing, prior to September 15, 1997, the Company may use the net proceeds of an Initial Public Offering (as defined in the Indenture) to redeem all or any portion of the Securities at a redemption price equal to the sum of (i) the then outstanding Accreted Value thereof plus
(ii) accrued and unpaid interest, if any, to the Redemption Date plus (iii) the Applicable Premium (as defined in the Indenture). In order to effect the foregoing redemption, the Company shall send the notice required by Section 3.03 of the Indenture not later than 30 days after the Initial Public Offering Consummation Date (as defined in the Indenture).

8.    Notice of Redemption.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $1,000 may be redeemed in part.

            Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price, the Securities called for redemption will cease to bear interest and purchase discount will cease to accrue and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

9.    Change of Control Offer.

            In the event of a Change of Control, upon the satisfaction of the conditions set forth in the Indenture, the Company shall be required to offer to purchase all of the then outstanding Securities pursuant to a Change of Control Offer at a purchase price equal to 101% of the Accreted Value or principal amount, as the case may be, thereof plus accrued interest, if any, to the date of purchase. Holders of Securities which are the subject of such an offer to repurchase shall receive an offer to repurchase and may elect to have such Securities repurchased in accordance with the provisions of the Indenture pursuant to and in accordance with the terms of the Indenture.

10.   Limitation on Disposition of Assets.

            Under certain circumstances the Company is required to apply the net proceeds from Asset Sales to repurchase Securities at a price equal to 102% of the aggregate Accreted Value or principal amount, as the case may be, thereof, plus accrued interest to the date of purchase.

11.   Denominations; Transfer; Exchange.

            The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption.

            If this Series A Security is a Restricted Security in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series A Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate attached to this Security) to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository. In addition, the Company may at any time determine not to have Series A Securities represented in certificated form, in which event the Holder of a Series A Security in certificated form may be required to exchange this Series A Security for a Book-Entry Security.

            If this Series A Security is a Global Security, it is exchangeable for Series A Securities in certificated form only if (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 30 days or (y) there shall have occurred and be continuing an Event of Default or (z) the Company may at any time determine not to have Series A Securities represented by a Global Security. In addition, in accordance with the provisions of the Indenture and subject to certain limitations therein set forth, an owner of a beneficial interest in a Global Security may request a Series A Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series A Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series A Securities registered in its name.

12.   Persons Deemed Owners.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.

            With respect to Global Securities, the Depository may grant proxies and otherwise authorize Holders of Book-Entry Securities to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder of a Security is entitled to give or take under this Indenture.

13.   Unclaimed Money.

            If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agents will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agents with respect to such money shall cease.

14.   Discharge Prior to Redemption or Maturity.

            If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

15.   Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with Article Five of the Indenture or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

16.   Restrictive Covenants.

            The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of its Capital Stock and merge or consolidate with any other person and sell, lease, transfer or otherwise dispose of substantially all of certain of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

17.   Successors.

            When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

18.   Defaults and Remedies.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate Accreted Value or principal amount, as the case may be, of Securities then outstanding may declare all the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations


                                      A-l0
therein provided, Holders of a majority in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

19.   Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20.   No Recourse Against Others.

            No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21.   Authentication.

            This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

22.   Governing Law.

            The Laws of the State of New York shall govern this Security and the Indenture.

23.   Abbreviations and Defined Terms.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

24.   CUSIP Numbers.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the

Company will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

25.   Indenture.

            Each Holder, by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

            The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to:
DUANE READE HOLDING CORP., c/o Bain Capital, Two Copley Place, Boston, MA 02116,
Attn: Adam Kirsch.

26.   Certain Information Obligations.

            At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company shall furnish the Trustee and the Holders and, under certain circumstances, prospective purchasers with the information that the Company would have had to provide to the SEC if the Company had been subject to Section 13 or 15(d) of the Securities Exchange Act of 1934. Also, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon the request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

27.   Holding Company Indebtedness.

            Each Holder acknowledges that the Company is the sole obligor of the Securities and no Subsidiary of the Company is a co-obligor or a guarantor of the Securities.

            [The Transferee Certificate (Exhibit D to the Indenture) will be attached to the Series A Note.]

                              [FORM OF ASSIGNMENT]

I or we assign this Security to

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
             (Print or type name, address and zip code of assignee)

Please insert Social Security or other
   identifying number of assignee

_______________________________________________


and irrevocably appoint ____________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated: _____________________ Signed: ___________________________________________


________________________________________________________________________________
             (Sign exactly as your name appears on
             the front of this Security)


Signature Guarantee: ___________________________________________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

             If you want to elect to have this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:
                  Section 4.15 [          ]
                  Section 4.16 [          ]

             If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount:


$

Date: __________        Signature:  __________________________________________
                                    (Sign exactly as your name appears on
                                    the front of this Security)


Signature Guarantee: ___________________________________________________________

                                                                       EXHIBIT B

                                 [FORM OF NOTE]

THIS SECURITY HAS ORIGINAL ISSUE DISCOUNT FOR FEDERAL INCOME TAX PURPOSES, DETERMINED PURSUANT TO SECTIONS 1272 THROUGH 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE PROPOSED TREASURY REGULATIONS PROMULGATED THEREUNDER, IN THE AMOUNT OF $____________ PER $1,000 FACE AMOUNT OF THIS SECURITY. THE SECURITY WAS ISSUED ON SEPTEMBER 25, 1992, AND HAS A YIELD TO MATURITY (INCLUSIVE OF CASH INTEREST) OF ____________% BASED ON SEMIANNUAL COMPOUNDING. THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT INITIAL ACCRUAL PERIOD IS $____________ PER $1,000 FACE AMOUNT DETERMINED ON THE BASIS OF THE [APPROXIMATE] METHOD.

                            DUANE READE HOLDING CORP.

                   15% Senior Subordinated Zero Coupon Note
                        due September 15, 2004, Series B

No.                                                           $

            DUANE READE HOLDING CORP., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to _________________ or registered assigns, the principal sum of ________ Dollars, on September 15, 2004.

            Interest Payment Dates: March 15 and September 15

            Record Dates: March 1 and September 1

            Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.


Dated: September 25, 1992


                                     DUANE READE HOLDING CORP.


                                     By: ________________________________
                                         Name:
                                         Title:


            This is one of the Securities described in the within-mentioned Indenture.


                                    THE CONNECTICUT NATIONAL BANK
                                    as Trustee


                                    By_____________________________________
                                              Authorized Signatory

                            DUANE READE HOLDING CORP.

                   15% Senior Subordinated Zero Coupon Note
                        due September 15, 2004, Series B

1.    Interest.

            DUANE READE HOLDING CORP., a Delaware corporation (the "Company"), promises to pay cash interest on the principal amount of this Security from the Final Accretion Date until maturity at the rate per annum shown above. The Company will pay cash interest semi-annually in arrears on March 15 and September 15 of each year (the "Interest Payment Date"), commencing March 15, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at a rate equal to 17% per annum.

2.    Method of Payment.

            Commencing on the Issue Date, accretion of the purchase discount will occur on each Semiannual Accretion Date in respect of the preceding semiannual period, through and including the Final Accretion Date, in an amount equal to the Accretion Amount for such period. Payment of the principal of this Security or such lesser or greater amount payable upon the acceleration of the maturity of the Securities will include accretion of the purchase discount to the date of such payment. Commencing on the Final Accretion Date, the Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address. Notwithstanding the foregoing, the Company shall pay or cause to be paid all amounts payable with respect to Restricted Securities or non-DTC eligible Securities by wire transfer of Federal funds to the account of the Holders of such Securities. If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository.

            "Final Accretion Date" means September 15, 1999.

            "Semiannual Accretion Date" means each March 15 and September 15 in each year commencing on the Issue Date and ending on the Final Accretion Date.

            "Accretion Amount" means that portion of the purchase discount (which shall be deemed to be the excess of the face amount over the Payment Amount) which has been accreted from the preceding Semiannual Accretion Date calculated by applying an accretion rate of 15% per annum to such Payment Amount using semiannual compounding on March 15 and September 15 of each year from the first Semiannual Accretion Date to the Final Accretion Date.

            "Payment Amount" means an amount equal to $364.73 per $1,000 of face amount of a Security.

3.    Paying Agent and Registrar.

            Initially, The Connecticut National Bank (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.    Indenture.

            The Company issued the Securities under an Indenture, dated as of September 15, 1992 (the "Indenture"), between the Company and the Trustee. This Security is one of a duly authorized issue of Securities of the Company designated as its 15% Senior Subordinated Zero Coupon Notes Due 2004, Series B (the "Series B Securities"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $123,380,000, which may be issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss.77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $123,380,000, except as otherwise provided in the Indenture.

5.    Exchange Offer.

            The Series B Securities were issued pursuant to an exchange offer pursuant to which 15% Senior Subordinated Zero Coupon Notes Due 2004, Series A, of the Company (the "Series A Securities"), in like principal amount and having substantially identical terms as the Series B Securities, were exchanged for the Series B Securities. The Series A Securities and the Series B Securities are together referred to herein as the "Securities."

6.    Subordination.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (including, without limitation, interest on such Senior Indebtedness that would accrue but for the filing of a petition initiating any proceeding under any Bankruptcy Law, whether or not such claim is allowable in such proceeding) as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

7.    Optional Redemption.

            The Securities may not be redeemed at the option of the Company prior to September 15, 1997. Thereafter, the Company may redeem all or any of the Securities at any time at redemption prices (expressed in percentages of the Accreted Value or principal amount, as the case may be), set forth below plus accrued interest, if any, to the Redemption Date if redeemed during the 12-month period beginning on September 15 in the years indicated below:

             Year                                     Percentage
             ----                                     ----------
             1997 ....................................  107.5%
             1998 ....................................  106.0%
             1999 ....................................  104.5%
             2000 ....................................  103.0%
             2001 ....................................  101.5%
             2002 and thereafter .....................  100.0%

             Notwithstanding the foregoing, prior to September 15, 1997, the Company may use the net proceeds of an Initial Public Offering (as defined in the Indenture) to redeem all or any portion of the Securities at a redemption price equal to the sum of (i) the then outstanding Accreted Value thereof plus
(ii) accrued and unpaid interest, if any, to the Redemption Date plus (iii) the Applicable Premium (as defined in the Indenture). In order to effect the foregoing redemption, the Company shall send the notice required by Section 3.03 of the Indenture not later than 30 days after the Initial Public Offering Consummation Date (as defined in the Indenture).

8.    Notice of Redemption.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $1,000 may be redeemed in part.

            Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price, the Securities called for redemption will cease to bear interest and purchase discount will cease to accrue and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

9.    Change of Control Offer.

            In the event of a Change of Control, upon the satisfaction of the conditions set forth in the Indenture, the Company shall be required to offer to purchase all of the then outstanding Securities pursuant to a Change of Control Offer at a purchase price equal to 101% of the Accreted Value or principal amount, as the case may be, thereof plus accrued interest, if any, to the date of purchase. Holders of Securities which are the subject of such an offer to repurchase shall receive an offer to repurchase and may elect to have such Securities repurchased in accordance with the provisions of the Indenture pursuant to and in accordance with the terms of the Indenture.

10.   Limitation on Disposition of Assets.

            Under certain circumstances the Company is required to apply the net proceeds from Asset Sales to repurchase Securities at a price equal to 102% of the aggregate Accreted Value or principal amount, as the case may be, thereof, plus accrued interest to the date of purchase.

11.   Denominations; Transfer; Exchange.

            The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption. The Company may at any time determine not to have Series B Securities represented in certificated form, in which event the Holder of a Series B Security in certificated form may be required to exchange this Series B Security for a Book-Entry Security.

            If this Series B Security is a Global Security, it is exchangeable for Series B Securities in certificated form only if (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 30 days or (y) there shall have occurred and be continuing an Event of Default or (z) the Company may at any time determine not to have Series B Securities represented by a Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Series B Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Series B Securities registered in its name.

12.   Persons Deemed Owners.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.

            With respect to Global Securities, the Depository may grant proxies and otherwise authorize Holders of Book-Entry Securities to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder of a Security is entitled to give or take under this Indenture.

13.   Unclaimed Money.

            If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agents will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agents with respect to such money shall cease.

14.   Discharge Prior to Redemption or Maturity.

            If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

15.   Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with Article Five of the Indenture or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

16.   Restrictive Covenants.

            The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of its Capital Stock and merge or consolidate with any other person and sell, lease, transfer or otherwise dispose of substantially all of certain of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

17.   Successors.

            When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

18.   Defaults and Remedies.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate Accreted Value or principal amount, as the case may be, of Securities then outstanding may declare all the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate Accreted Value or principal amount, as the case may be, of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

19.   Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20.   No Recourse Against Others.

            No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21.   Authentication.

            This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

22.   Governing Law.

            The Laws of the State of New York shall govern this Security and the Indenture.

23.   Abbreviations and Defined Terms.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

24.   CUSIP Numbers.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

25.   Indenture.

            Each Holder, by accepting a Security, agreed to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

            The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to:
DUANE READE HOLDING CORP., c/o Bain Capital, Two Copley Place, Boston, MA 02116,
Attn: Adam Kirsch.

26.   Holding Company Indebtedness.

            Each Holder acknowledges that the Company is the sole obligor of the Securities and no Subsidiary of the Company is a co-obligor or a guarantor of the Securities.

                              [FORM OF ASSIGNMENT]

I or we assign this Security to

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
             (Print or type name, address and zip code of assignee)

Please insert Social Security or other
   identifying number of assignee

_______________________________________________


and irrevocably appoint ____________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated: _____________________ Signed: ___________________________________________


________________________________________________________________________________
             (Sign exactly as your name appears on
             the front of this Security)


Signature Guarantee: ___________________________________________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

             If you want to elect to have this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:
                  Section 4.15 [          ]
                  Section 4.16 [          ]

             If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount:


$

Date: __________        Signature:  __________________________________________
                                    (Sign exactly as your name appears on
                                    the front of this Security)


Signature Guarantee: ___________________________________________________________

                                                                       EXHIBIT C

                   FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

            Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT D

                         FORM OF TRANSFEREE CERTIFICATE


                     [Letterhead of Prospective Purchaser or
                         U.S. Registered Broker-Dealer]

Duane Reade Holding Corp.                                Date: ________________
c/o Bain Capital
Two Copley Plaza
Boston, Massachusetts 02116

Attention:

Dear Sirs:

            I. We hereby request that $ _________ aggregate principal amount of 15% Senior Subordinated Zero Coupon Notes Due 2004, Series A (the "Notes"), of Duane Reade Holding Corp., a Delaware corporation ("Duane Reade Holdings"), be registered in the name set forth below and confirm that either:

                                   [Check One]

            [ ] (a) each person in whose name the Notes are to be registered upon transfer (or, in the case of a transfer to a nominee, each beneficial owner of such Note) has been advised that such Note has been sold or transferred to it in reliance upon Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and the address of the person in whose name the Notes are to be registered upon transfer is an address outside the United States (as defined in Regulation S) and such person is not a U.S. Person (as defined in Regulation
S).

            [ ] (b) the new beneficial owner is an institutional "accredited investor" (as defined in Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring the notes for investment purposes and not for distribution (within the meaning of the Securities Act); it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and it and any accounts for which it is acting are each able to bear the economic risk of its investment; it is acquiring the Notes purchased by it for its own account or for one or more accounts as to each of which it exercises sole investment discretion.

             If this letter is being filled out by a prospective purchaser, the undersigned purchaser confirms that the Notes will only be transferred in accordance with the legend on the Notes, and further, that it understands that in connection with any such transfer, Duane Reade Holdings and the Trustee may request, and if so requested the undersigned purchaser will furnish, such certificates and other information as may reasonably be required to confirm that any such transfer complies with the restrictions set forth therein.

            We also confirm that we will only transfer the Notes in accordance with the legend on the Notes.

            II. For Qualified Institutional Buyers:

            [ ] The Notes are being transferred to a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act), which person has been advised that the Notes have been sold or transferred to it in reliance upon Rule 144A, and the transferee wishes the Trustee to arrange for the transferred Notes to be represented by a beneficial interest in a global security and held in book-entry form in accordance with the customary procedures of The Depository Trust Company.

            III. The Notes should be registered as follows (unless the box under II above is checked):

Name:
Address:
Tax Identification Number:
Physical Location of Notes (including address):
Address:
Contact:

            IV. If this letter is being completed by a U.S. registered broker-dealer on behalf of the transferee, the undersigned broker-dealer confirms that (a) it has delivered to the transferee a notice regarding the restrictions on transfer of the Notes by such transferee as set forth in the legend on the Notes and (b) to the best of its knowledge, the information provided herein about the transferee is true and correct.


            You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,
                                          [Name of Prospective Purchaser
                                            or U.S. Registered Broker-
                                            Dealer]



                                          By: ___________________________
                                              Title:

                                                                       Exhibit E


                                                  Accreted Value Per $1,000 Face
                                                  Amount

                Date                                   Accreted Value
                ----                                   --------------
           Sept. 15, 1992                                  $363.31
           March 15, 1993                                  390.56
           Sept. 15, 1993                                  419.85
           March 15, 1994                                  451.34
           Sept. 15, 1994                                  485.19
           March 15, 1995                                  521.58
           Sept. 15, 1995                                  560.70
           March 15, 1996                                  602.75
           Sept. 15, 1996                                  647.96
           March 15, 1997                                  696.56
          --------------------------------------------------------
           Sept. 15, 1997                                  748.80
           March 15, 1998                                  804.96
           Sept. 15, 1998                                  865.33
           March 15, 1999                                  930.23
           Sept. 15, 1999 and thereafter                 1,000.00


                                       E-1